UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10475
                                                     ---------

                           COUNTRY MUTUAL FUNDS TRUST
                           --------------------------
               (Exact name of registrant as specified in charter)

                      1705 N. TOWANDA AVE., P.O. BOX 2020
                       ----------------------------------
                             BLOOMINGTON, IL  61702
                             ----------------------
              (Address of principal executive offices) (Zip code)

                                 PAUL M. HARMON
                                 --------------
                         OFFICE OF THE GENERAL COUNSEL
                          ----------------------------
                               1701 TOWANDA AVE.
                               -----------------
                             BLOOMINGTON, IL  61702
                             ----------------------
                    (Name and address of agent for service)

                                 1-800-245-2100
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30
                         -------

Date of reporting period: DECEMBER 31, 2005
                          -----------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                               Semi-Annual Report
                               DECEMBER 31, 2005

                          (COUNTRY MUTUAL FUNDS LOGO)
COUNTRY Growth Fund

COUNTRY Balanced Fund

COUNTRY Tax Exempt Bond Fund

COUNTRY Short-Term Bond Fund

COUNTRY Bond Fund

                  INVESTMENT ADVISOR'S LETTER TO SHAREHOLDERS

                                                                    January 2006

Dear Shareholders:

  Thanks to our significant others, we have seen our fair share of romantic comedies over the years. In 2005, the markets felt a lot like going to the theatre to see a romantic comedy. It all starts when we reluctantly agree to go see the movie of their choice. We sit down and meet the hero, who is always a likeable guy. Then, he meets the perfect girl, and it is obvious that they are meant to be together. In the end, after some setbacks in the relationship that make it appear that the two might not end up together, the boy gets the girl. Although we generally don't feel that we have just seen the best movie, we always leave with a feeling that "life is good"!

  The U.S. stock market and economy were the heroes that investors hoped would do well in 2005. The economy encountered some major headwinds including higher short-term interest rates, growing trade and budget deficits, higher energy prices, concerns about consumer spending, and one of the worst natural disasters in U.S. history. In spite of these setbacks, the economy remained resilient posting GDP growth of 3.7%. In addition, corporate profits grew by almost 15%. This led to a total return of +4.91% for the S&P 500 in 2005. Investors were not overly excited about the performance of the stock market, but they left the year with a complacent feeling that everything is going to be all right.

  Investor complacency can be illustrated by looking at the VIX Index. The VIX is a measure of implied volatility of the S&P 500. It is sometimes referred to as the "investor fear gauge" because it reflects investors' best prediction of near-term market volatility, or risk. In general, the VIX rises during times of financial stress and declines as investors become complacent. Coming down from a high of 45.08 in August 2002, the VIX reached an eleven year low of 10.23 in 2005. The MOVE Index, a similar reading for the bond market, is also at historically low levels. If history is any guide, periods of investor complacency and low risk premiums are generally followed by periods of sub-par market performance.

  The Federal Reserve continued to be the story in the fixed income markets as the Fed Funds Rate increased by 2.00% to 4.25% in 2005. However, long term interest rates did not follow suit as the yield on the ten-year Treasury Note only rose by 0.17% ending the year at 4.39%. We are watching this flattening of the yield curve closely as it has often set the stage for a slowdown in economic growth. With this in mind, intermediate bonds appear to be reasonably priced and we have positioned our portfolios accordingly.

  Overall, many of the headwinds from 2005 are still a concern for the U.S economy and stock market in 2006. We feel it is prudent to continue to manage our portfolios conservatively as we search for individual securities that have the potential to outperform the broad market. If "investor fear" happens to show up, some attractive investment opportunities could arise and we will be ready to take advantage of them. Who knows, it might even resemble an action movie.

  Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.countryinvestment.com.
                                                      -------------------------

                              COUNTRY GROWTH FUND
                       INCEPTION DATE 04/21/66 (CLASS Y)

  The annualized returns for the Fund(s) for the period ended December 31, 2005 are as follows:
                     1 Year           5 Years           10 Years
                     ------           -------           --------
                     4.84%             1.33%             8.93%

  These returns assume all dividends and capital gains distributions were re-invested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  Over the past year, domestic equity markets as measured by the S&P 500 Index had a total return of 4.91%. The average mutual fund with similar characteristics as the Growth Fund (represented by Lipper, Inc.' s Large-Cap Core group) returned 4.85% during this same time period. The Growth Fund (Class
Y) ranked in the top 49% compared to the Lipper peer group for the past year and in the top 16% for the past five years. (Actual Lipper ranking was 429 out of 888 Large Cap Core Funds for the one-year, 98 out of 618 for the five-year and 50 out of 228 for the ten-year periods ending 12/31/05, based on total Fund returns.)

  The stock market's entire gain for 2005 came in the second half of the year as stocks moved out of the first half's trading range. There was a performance dip in October as the impact of hurricanes on the economy was assessed, but the market recovered quickly and reached levels not seen since 2001. The performance of the Growth Fund was basically in-line with the overall market for the year. We continue to see no reason to change the defensive posture we have held for a considerable period of time. In our view, downside risks from negative macroeconomic factors still outweigh the potential for meaningful long-term advances in the market.

  Our focus remains on the control of overall portfolio risk while we search for attractive opportunities in individual securities.

                             COUNTRY BALANCED FUND
                       INCEPTION DATE 12/07/78 (CLASS Y)

  The annualized returns for the Fund for the period ending December 31, 2005, are as follows:
                     1 Year           5 Years           10 Years
                     ------           -------           --------
                     3.21%             2.16%             7.05%

  These returns assume all dividends and capital gains distributions were re-invested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  The COUNTRY Balanced Fund finished the year with a gain of 3.21%. This was a decent return in what can be best described as a lackluster year for both stocks and bonds. The S&P 500 rose 4.91%, the Dow Jones Industrial climbed 1.72%, and the Merrill Lynch Domestic Master Bond Index increased by 2.55%. Virtually all asset classes including small and large cap stocks, high and low quality bonds, etc. posted moderate gains over the twelve month period. International stocks were the exception. The EAFE Index rose by 14.13% over the period.

  One of the primary factors driving U.S. stocks throughout the year was the price of energy, primarily oil and natural gas. Supply constraints coupled with rising demand from worldwide economic growth drove the price of oil to record levels. Natural gas prices also soared towards the end of the year due to supply issues resulting from Hurricanes Katrina and Rita. Companies involved in oil and gas production, refining, and energy services all soared along with the prices of the commodities. But these stock gains did not spill over to the broad market. The fear was that higher energy prices could eventually lead to slower economic growth.

  Interest rates were also big news during the year. As the Federal Reserve continued its tightening policy, which began in the summer of 2004, short-term interest rates climbed steadily higher. As of December 31st, the Federal Funds rate stood at 4.25%. Perhaps more important was the negligible impact these moves had on long-term interest rates. The 10 year U.S. Treasury finished the year at 4.39%, only slightly higher than the level one year ago. As we look into 2005, we will be closely monitoring the level of interest rates. They could potentially create some buying opportunities in both stocks and bonds.

  The asset allocation as of December, 2005, was 60.98% stocks, 36.94% bonds, and 2.08% cash equivalents.

                          COUNTRY TAX-EXEMPT BOND FUND
                       INCEPTION DATE 12/07/78 (CLASS Y)

  The annualized total returns for the Fund for the period ending December 31, 2005, are as follows:

                     1 Year           5 Years           10 Years
                     ------           -------           --------
                     0.58%             3.33%             4.11%

  These returns assume all dividends and capital gains distributions were reinvested. Although the Fund's income is exempt from federal income tax, it may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax.

  Over the past year the municipal yield curve has flattened in response to the Federal Reserve's continued tightening of short term interest rates. Two-year yields increased 100 basis points during the year and thirty-year yields decreased 22 basis points. Despite this, municipals generally outperformed their taxable counterparts. Investors were drawn to the municipal market with its benefits of relative safety, lower volatility and favorable tax exemption. Yields on the Bond Buyer Index 20 began the year at 4.49% and despite some volatility during the year, found itself at 4.38% on December 30th. The yields on bonds seventeen years and shorter had increased in 2005, while longer yields had fallen.

  Municipal bond issuance for the year ending December 31, 2005 set a record at $408 billion. Low yields and a flat yield curve allowed more issuers to refund their older issues. New money issuance was driven by issuer need. The individual investor, mutual funds and insurance companies both life and P&C, were active buyers throughout the year. Other market participants, especially arbitrage/hedge funds, took advantage of favorable ratios of municipals to Treasuries.

  We kept our average maturity just short of the index and will continue to look for opportunities to extend maturities. The Fund's one year total return was 0.58%. This compares to the Lipper Intermediate Municipal Bond Index return of 1.62%.

                          COUNTRY SHORT-TERM BOND FUND
                       INCEPTION DATE 01/02/97 (CLASS Y)

  The annualized total returns for the Fund for the period ending December 31, 2005 are as follows:
                     1 Year           5 Years       Since Inception
                     ------           -------       ---------------
                     1.59%             3.57%             4.43%

  These returns assume all dividend and capital gain distributions were re-invested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  It was a lackluster year for short-term bond fund returns as the Federal Reserve lifted the overnight bank lending rate eight times during 2005 to end the year at 4.25%. With their last hike, however, policy makers dropped the statement that there is "accommodation" in their interest rate policy, a potential sign that an end to the rate hike campaign may be near. Nevertheless, short-term bond yields followed the federal funds rate higher, and the resulting negative impact on bond prices was detrimental to total returns. The COUNTRY Short-term Bond fund finished 2005 with a total return of 1.59% in comparison to 1.62% for the Lipper Short Investment Grade Bond average.

  The current interest rate environment continues to be challenging for total return bond investing, however our investment options are more appealing now that short maturity yields have moved up substantially. Accordingly, we have reduced the cash position of the Fund and will look for opportunities to lengthen maturities. Although corporate credit spreads were slightly wider for the year, there was not enough widening to gain our attention. Likewise, new purchases in the Fund will continue to favor high quality mortgage and asset-backed securities until we feel there is more adequate compensation for corporate credit risk.

                               COUNTRY BOND FUND
                       INCEPTION DATE 01/02/97 (CLASS Y)

  The annualized total returns for the Fund for the period ending December 31, 2005, are as follows:
                     1 Year           5 Years       Since Inception
                     ------           -------       ---------------
                     1.98%             5.41%             6.10%

  These returns assume all dividend and capital gain distributions were re-invested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  Bond investors in 2005 were complacent as short-term rates rose during the year. The majority of professional investors have predicted for the past two years that long interest rates would rise and bond prices would fall. However, this has not been the case, even in the face of sharply rising short rates. In 2005 the Federal Reserve raised its fed funds target by two percentage points to 4.25% from 2.25%. In addition, two of the world's largest issuers of corporate debt, General Motors and Ford, had their credit ratings downgraded to "junk" from investment grade. These developments did not disrupt the bond market as bond prices stayed high and yields low. The yield on the 10-year Treasury note, the barometer for long-term interest rates, ended the year at 4.39% compared with 4.22% at the end of 2004. The COUNTRY Bond Fund finished the year with a 1.98% return in comparison to 1.77% for the Lipper Intermediate Investment Grade Bond average.

  As we enter 2006, the Fund is structured for low volatility and a continued lackluster bond market. We have lowered our cash position with purchases of short and intermediate government and agency debt. We have not increased our corporate bond position due to narrow corporate credit spreads and the increasing threat of "event risk". New purchases in the Fund will continue to favor mortgages, governments, and agencies.

                                             Sincerely,
                                             /s/Bruce D. Finks
                                             Bruce D. Finks
                                             Vice President

  Please refer to the Portfolio Highlights sections for index and peer average, including descriptions and performance. The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commission and other expenses associated with investing in equity securities.

  The Lipper Large Cap Core Funds are Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

  The Lipper Balanced Fund Average has funds that aim to conserve principal with a balanced portfolio of stocks and bonds.

  The Bond Buyer Index is published in the Bond Buyer, a newspaper that publishes indexes and statistics from fixed-income markets. The Bond Buyer Index 20 is a compilation of weekly yields on 20 year municipal bonds, rated A1 by Moody's.

  The Lipper Intermediate Municipal Bond Index is a compilation of tax-exempt municipal bond funds wit a five to ten year average weighted maturity.

  The Merrill Lynch 1-3 year Domestic Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities of 1-3 years.

  The Lipper Short-term Investment Grade Bond consists of fund primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

  The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

  Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

  Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the state and federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

  Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

  For use only when accompanied or preceded by a prospectus. Quasar Distributors, LLC, Distributor

COUNTRY MUTUAL FUNDS -- EXPENSE EXAMPLE December 31, 2005 (unaudited)

As a shareholder of the COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund, or COUNTRY Bond Fund, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested for the period 7/01/05 - 12/31/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COUNTRY GROWTH FUND - CLASS Y

                         Beginning           Ending           Expenses Paid
                       Account Value     Account Value        During Period
                           7/1/05           12/31/05     7/1/05 - 12/31/05*<F3>
                           ------           --------     ----------------------
Actual(1)<F1>            $1,000.00         $1,043.00              $6.33
Hypothetical(2)<F2>      $1,000.00         $1,019.00              $6.26

(1)<F1> Ending account values and expenses paid during period based on a 4.30% return. The return is considered after expenses are deducted from the fund.
(2)<F2> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F3> Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY BALANCED FUND - CLASS Y

                         Beginning           Ending           Expenses Paid
                       Account Value     Account Value        During Period
                           7/1/05           12/31/05     7/1/05 - 12/31/05*<F6>
                           ------           --------     ----------------------
Actual(1)<F4>            $1,000.00         $1,023.90              $6.89
Hypothetical(2)<F5>      $1,000.00         $1,018.40              $6.87

(1)<F4> Ending account values and expenses paid during period based on a 2.39% return. The return is considered after expenses are deducted from the fund.
(2)<F5> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F6> Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY TAX EXEMPT BOND FUND - CLASS Y

                         Beginning           Ending           Expenses Paid
                       Account Value     Account Value        During Period
                           7/1/05           12/31/05     7/1/05 - 12/31/05*<F9>
                           ------           --------     ----------------------
Actual(1)<F7>            $1,000.00         $  999.20              $4.28
Hypothetical(2)<F8>      $1,000.00         $1,020.92              $4.33

(1)<F7> Ending account values and expenses paid during period based on a (0.08)% return. The return is considered after expenses are deducted from the fund.
(2)<F8> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F9> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY SHORT-TERM BOND FUND - CLASS Y

                         Beginning           Ending           Expenses Paid
                       Account Value     Account Value        During Period
                           7/1/05           12/31/05     7/1/05 - 12/31/05*<F12>
                           ------           --------     -----------------------
Actual(1)<F10>           $1,000.00         $1,007.10              $4.30
Hypothetical(2)<F11>     $1,000.00         $1,020.92              $4.33

(1)<F10> Ending account values and expenses paid during period based on a 0.71% return. The return is considered after expenses are deducted from the fund.
(2)<F11> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F12> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY BOND FUND - CLASS Y

                         Beginning           Ending           Expenses Paid
                       Account Value     Account Value        During Period
                           7/1/05           12/31/05     7/1/05 - 12/31/05*<F15>
                           ------          ---------     -----------------------
Actual(1)<F13>           $1,000.00         $  998.90              $4.28
Hypothetical(2)<F14>     $1,000.00         $1,020.92              $4.33

(1)<F13> Ending account values and expenses paid during period based on a (0.11)% return. The return is considered after expenses are deducted from the fund.
(2)<F14> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F15> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY GROWTH FUND - CLASS A

                        Beginning          Ending           Expenses Paid
                      Account Value     Account Value       During Period
                          7/1/05          12/31/05     7/1/05 - 12/31/05*<F18>
                          ------          --------     -----------------------
Actual(1)<F16>          $1,000.00         $1,043.00             $6.33
Hypothetical(2)<F17>    $1,000.00         $1,019.00             $6.26

(1)<F16> Ending account values and expenses paid during period based on a 4.30% return. The return is considered after expenses are deducted from the fund.
(2)<F17> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F18> Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY BALANCED FUND - CLASS A

                         Beginning         Ending            Expenses Paid
                       Account Value    Account Value        During Period
                           7/1/05         12/31/05      7/1/05 - 12/31/05*<F21>
                           ------         ---------     -----------------------
Actual(1)<F19>           $1,000.00        $1,023.80              $6.89
Hypothetical(2)<F20>     $1,000.00        $1,018.40              $6.87

(1)<F19> Ending account values and expenses paid during period based on a 2.38% return. The return is considered after expenses are deducted from the fund.
(2)<F20> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F21> Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY TAX EXEMPT BOND FUND - CLASS A

                         Beginning         Ending           Expenses Paid
                       Account Value   Account Value        During Period
                           7/1/05         12/31/05     7/1/05 - 12/31/05*<F24>
                           ------         --------     -----------------------
Actual(1)<F22>           $1,000.00       $1,000.40              $4.29
Hypothetical(2)<F23>     $1,000.00       $1,020.92              $4.33

(1)<F22> Ending account values and expenses paid during period based on a 0.04% return. The return is considered after expenses are deducted from the fund.
(2)<F23> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F24> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY SHORT-TERM BOND FUND - CLASS A

                         Beginning         Ending            Expenses Paid
                       Account Value    Account Value        During Period
                           7/1/05         12/31/05      7/1/05 - 12/31/05*<F27>
                           ------         --------      -----------------------
Actual(1)<F25>           $1,000.00        $1,007.10              $4.30
Hypothetical(2)<F26>     $1,000.00        $1,020.92              $4.33

(1)<F25> Ending account values and expenses paid during period based on a 0.71% return. The return is considered after expenses are deducted from the fund.
(2)<F26> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F27> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY BOND FUND - CLASS A

                         Beginning         Ending            Expenses Paid
                       Account Value    Account Value        During Period
                           7/1/05         12/31/05      7/1/05 - 12/31/05*<F30>
                           ------         --------      -----------------------
Actual(1)<F28>           $1,000.00        $ 998.90               $4.28
Hypothetical(2)<F29>     $1,000.00        $1,020.92              $4.33

(1)<F28> Ending account values and expenses paid during period based on a (0.11)% return. The return is considered after expenses are deducted from the fund.
(2)<F29> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F30> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY MUTUAL FUNDS -- ALLOCATION OF PORTFOLIO ASSETS December 31, 2005 (unaudited)

                           COUNTRY GROWTH FUND*<F31>

          Consumer Discretionary                            7.46%
          Consumer Staples                                 12.42%
          Energy                                           11.15%
          Financials                                       12.48%
          Health Care                                      11.58%
          Industrials                                      10.37%
          Information Technology                           11.45%
          Materials                                         2.95%
          Telecommunication Services                        2.11%
          Utilities                                         2.32%
          Commercial Paper                                 10.38%
          Money Market Funds                                2.97%
          U.S. Government Agency Obligations                2.36%

                          COUNTRY BALANCED FUND*<F31>

          Common Stocks                                    60.98%
          Asset Backed Securities                           2.48%
          Corporate Bonds                                   4.25%
          Mortgage Backed Securities                       13.55%
          U.S. Government Agency Issues                     7.06%
          U.S. Treasury Obligations                         9.60%
          Money Market Funds                                2.08%

                       COUNTRY TAX EXEMPT BOND FUND*<F31>

          Arizona                                          10.83%
          California                                        3.10%
          Colorado                                          4.14%
          Florida                                           6.05%
          Georgia                                           4.58%
          Illinois                                         13.87%
          Indiana                                           4.32%
          Michigan                                          9.05%
          Missouri                                          2.78%
          New Jeresy                                        0.84%
          New York                                          7.33%
          North Carolina                                    2.05%
          Tennessee                                         5.74%
          Texas                                            15.47%
          Utah                                              4.14%
          Wisconsin                                         2.88%
          Money Market Funds                                2.83%

*<F31>  Expressed as a percentage of total investments.

COUNTRY MUTUAL FUNDS -- ALLOCATION OF PORTFOLIO ASSETS December 31, 2005 (unaudited)

                       COUNTRY SHORT-TERM BOND FUND*<F32>

          Asset Backed Securities                           7.04%
          Corporate Bonds                                  15.13%
          Mortgage Backed Securities                       42.20%
          U.S. Government Agency Issues                    15.77%
          U.S. Treasury Obligations                         8.72%
          Commercial Paper                                  2.05%
          Money Market Funds                                9.09%

                            COUNTRY BOND FUND*<F32>

          Asset Backed Securities                           2.75%
          Corporate Bonds                                  20.90%
          Mortgage Backed Securities                       30.50%
          Municipal Bonds                                   0.91%
          U.S. Government Agency Issues                    17.59%
          U.S. Treasury Obligations                        22.98%
          Commercial Paper                                  0.91%
          Money Market Funds                                3.46%

*<F32> Expressed as a percentage of total investments.

COUNTRY MUTUAL FUNDS -- PORTFOLIO HIGHLIGHTS (UNAUDITED)

  COUNTRY GROWTH FUND
     AVERAGE ANNUAL RETURNS  December 31, 2005
                                                1 YEAR     5 YEARS 10 YEARS
                                                ------     ------- --------
     COUNTRY Growth Fund -- Class Y (04/21/66)    4.84%     1.33%     8.93%
     S&P 500 Index(1)<F33>                        4.91%     0.54%     9.07%
     Lipper Large Cap Core Funds
       Average(2)<F34>                            4.85%    -0.95%     7.59%
     --------------------
     (1)<F33> The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
     (2)<F34> The Lipper Large Cap Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

     TEN LARGEST HOLDINGS  December 31, 2005
                                                   VALUE       PERCENT OF FUND
                                                   -----       ---------------
     General Electric Company                    $ 5,783,250          2.73%
     Citigroup Inc.                                4,755,940          2.25%
     Microsoft Corporation                         4,053,250          1.92%
     Diamond Offshore Drilling, Inc.               4,034,480          1.91%
     Caterpillar Inc.                              3,755,050          1.77%
     The Procter & Gamble Company                  3,658,016          1.73%
     Exxon Mobil Corporation                       3,651,050          1.72%
     Newmont Mining Corporation                    3,604,500          1.70%
     Halliburton Company                           3,531,720          1.67%
     Sara Lee Corporation                          3,496,500          1.65%
                                                 -----------         ------
                                                 $40,323,756         19.05%
                                                 -----------         ------
                                                 -----------         ------

  COUNTRY BALANCED FUND
     AVERAGE ANNUAL RETURNS  December 31, 2005
                                                1 YEAR   5 YEARS   10 YEARS
                                                -----    -------   --------
     COUNTRY Balanced Fund -- Class Y
       (12/07/78)                                 3.21%     2.16%     7.05%
     S&P 500 Index(1)<F35>                        4.91%     0.54%     9.07%
     Merrill Lynch U.S. Domestic Master
       Bond Index(2)<F36>                         2.55%     5.91%     6.19%
     Lipper Balanced Funds Average(3)<F37>        4.69%     2.67%     7.17%
     ------------------
     (1)<F35> The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
     (2)<F36> The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate
               Bonds and Mortgage Pass Through Securities with maturities greater than one year. The Fund will no longer use this index for comparison purposes.
     (3)<F37> The Lipper Balanced Funds Average has funds that aim to conserve principal with a balanced portfolio of stocks and bonds.

     TEN LARGEST HOLDINGS  December 31, 2005
                                                    VALUE       PERCENT OF FUND
                                                    -----       ---------------
     General Electric Company                      $ 455,650          1.84%
     Wal-Mart Stores, Inc.                           444,600          1.80%
     Microsoft Corporation                           392,250          1.59%
     Halliburton Company                             371,760          1.50%
     Pfizer Inc.                                     361,460          1.46%
     Citigroup Inc.                                  354,269          1.43%
     Federal National Mortgage
       Association, 5.000%, 02/01/2014               325,791          1.32%
     ConocoPhillips                                  319,990          1.29%
     Wells Fargo & Company                           314,150          1.27%
     Federal Home Loan Mortgage Corp.,
       6.250%, 03/05/2012                            304,557          1.23%
                                                  ----------         ------
                                                  $3,644,477         14.73%
                                                  ----------         ------
                                                  ----------         ------

COUNTRY MUTUAL FUNDS -- PORTFOLIO HIGHLIGHTS (UNAUDITED)

  COUNTRY TAX EXEMPT BOND FUND
     AVERAGE ANNUAL RETURNS  December 31, 2005
                                                1 YEAR      5 YEARS    10 YEARS
                                                ------      -------    --------
     COUNTRY Tax Exempt Bond
       Fund -- Class Y (12/07/78)               0.58%        3.33%     4.11%
     Lehman Brothers 5-Year Municipal
       Bond Index(1)<F38>                       0.95%        4.62%     4.78%
     Lipper Intermediate Municipal
       Bond Index(2)<F39>                       1.62%        4.32%     4.57%
     -------------
(1)<F38> The Lehman Brothers 5-Year Municipal Bond Index is a compilation of tax-exempt municipal bonds with maturities in the four to six year range. The Lehman Index does not reflect investments in cash, the impact of any servicing, investment management, or administrative expense.
(2)<F39> The Lipper Intermediate Municipal Bond Index is a compilation of tax-exempt municipal bond funds with a five to ten year average weighted maturity.

     TEN LARGEST HOLDINGS  December 31, 2005
                                                     VALUE     PERCENT OF FUND
                                                     -----     ---------------
     Broward County, Florida Resource Recovery
       Revenue Bond, 5.375%, 12/01/2010            $ 787,410          5.99%
     Montgomery County Tennessee Unlimited
       General Obligation, 4.750%, 05/01/2013        746,949          5.68%
     New York State Dorm Authority
       Revenue Bond, 5.500%, 03/15/2012              695,809          5.29%
     Michigan State Building Authority
       State Police Commission Revenue
       Bond, 5.250%, 10/01/2010                      646,530          4.91%
     Indiana University Trustee Revenue
       Bond, Student Fees, 5.700%, 08/01/2010        561,968          4.27%
     Illinois State Sales Tax Revenue
       Bond, 6.000%, 06/15/2012                      554,910          4.22%
     Maricopa County Elementary School
       District No 3-Tempe Elementary
       Arizona Unlimited General Obligation,
       5.000%, 07/01/2012                            539,660          4.10%
     Arapahoe County, School District No 5
       Cherry Creek Colorado Unlimited General
       Obligation, 5.500%, 12/15/2009                538,420          4.09%
     Iron County, Utah School District
       Unlimited General Obligation,
       5.500%, 01/15/2010                            538,315          4.09%
     Houston, Texas Utility System Revenue
       Bond, 5.250%, 05/15/2010                      535,250          4.07%
                                                  ----------         ------
                                                  $6,145,221         46.71%
                                                  ----------         ------
                                                  ----------         ------

  COUNTRY SHORT-TERM BOND FUND
     AVERAGE ANNUAL RETURNS  December 31, 2005

                                          1 YEAR     5 YEARS   SINCE INCEPTION
                                          ------     -------   ---------------
     COUNTRY Short-Term Bond
       Fund -- Class Y (01/02/97)         1.59%       3.57%           4.43%
     Merrill Lynch U.S. Domestic Master
       1-3 Year Bond Index(1)<F40>        1.91%       4.04%           5.04%
     Merrill Lynch U.S. Treasury/Agency
       1-3 Year Bond Index(2)<F41>        1.70%       3.76%           4.85%
     Lipper Short Investment Grade
       Debt Funds Average(3)<F42>         1.62%       3.45%           4.39%
     -----------------
     (1)<F40> The Merrill Lynch U.S. Domestic Master 1-3 Year Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities of 1-3 years.
     (2)<F41> The Merrill Lynch U.S. Treasury/Agency 1-3 Year Bond Index is an index of Treasury securities with maturities ranging from one to three years which are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Fund will no longer use this index for comparison purposes.
     (3)<F42> The Lipper Short Investment Grade Debt Funds Average consists of funds primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

     TEN LARGEST HOLDINGS  December 31, 2005
                                                   VALUE       PERCENT OF FUND
                                                   -----       ---------------
     U.S. Treasury, 2.375%, 08/31/2006           $ 1,973,438          3.81%
     Private Export Funding, 7.650%,
       05/15/2006                                  1,516,244          2.93%
     Merrill Lynch & Co., 5.490%, 03/12/2007         990,170          1.91%
     Federal Home Loan Bank, 3.500%, 11/27/2009      979,662          1.89%
     Rowan Companies, Inc., 5.880%, 03/15/2012       940,053          1.82%
     U.S. Treasury Inflation Index
       Note, 0.875%, 04/15/2010                      897,488          1.73%
     Federal Home Loan Mortgage Corp.,
       4.500%, 05/01/2013                            810,335          1.56%
     Government National Mortgage
       Association, 4.104%, 3/16/2018                762,412          1.47%
     Federal Home Loan Bank, 3.000%,
       03/30/2011                                    751,468          1.45%
     U.S. Treasury Note, 3.375%, 02/28/2007          740,859          1.43%
                                                 -----------         ------
                                                 $10,362,129         20.00%
                                                 -----------         ------
                                                 -----------         ------

COUNTRY MUTUAL FUNDS -- PORTFOLIO HIGHLIGHTS (UNAUDITED)

  COUNTRY BOND FUND
     AVERAGE ANNUAL RETURNS  December 31, 2005
                                             1 YEAR   5 YEARS  SINCE INCEPTION
                                             ------    ------  ---------------
     COUNTRY Bond Fund -- Class Y(01/02/97)  1.98%     5.41%          6.10%
     Merrill Lynch U.S. Domestic Master
       Bond Index(1)<F43>                    2.55%     5.91%          6.54%
     Lipper Intermediate Investment Grade
       Debt Funds Average(2)<F44>            1.77%     5.27%          5.63%
     ----------------
     (1)<F43> The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate
               Bonds and Mortgage Pass Through Securities with maturities greater than one year.
     (2)<F43>  The Lipper Intermediate Investment Grade Debt Funds
               Average consists of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.

     TEN LARGEST HOLDINGS  December 31, 2005
                                                    VALUE      PERCENT OF FUND
                                                    -----      ---------------
     U.S. Treasury Note, 4.500%, 11/15/2010       $ 1,407,547         2.54%
     U.S. Treasury Inflation Index Note,
       3.000%, 07/15/2012                           1,402,330         2.53%
     Government National Mortgage Association,
       5.000%, 01/15/2033                           1,306,643         2.35%
     U.S. Treasury Inflation Index
       Bond, 2.375%, 01/15/2025                     1,218,825         2.19%
     Federal National Mortgage
       Association, 4.500%, 06/25/2018              1,194,112         2.15%
     U.S. Treasury Note, 4.125%, 05/15/2015         1,075,895         1.94%
     Federal Home Loan Bank, 4.000%, 07/02/2015     1,049,272         1.89%
     Government National Mortgage Association,
       6.000%, 06/15/2031                             891,557         1.61%
     Wisconsin Bell, Inc., 6.350%, 12/01/2026         838,330         1.51%
     Federal Home Loan Mortgage Corp.,
       6.250%, 03/05/2012                             812,151         1.46%
                                                  -----------        ------
                                                  $11,196,662        20.17%
                                                  -----------        ------
                                                  -----------        ------

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS December 31, 2005 (unaudited) COUNTRY GROWTH FUND

                                                SHARES             VALUE
                                                ------             -----
COMMON STOCKS -- 84.24%
CONSUMER DISCRETIONARY -- 7.46%
Dollar General Corporation                      113,000        $  2,154,910
Gentex Corporation                              152,000           2,964,000
Harley-Davidson, Inc.                            21,000           1,081,290
The Home Depot, Inc.                             60,000           2,428,800
Jones Apparel Group, Inc.                        61,500           1,889,280
Kohl's Corporation (a)<F45>                      33,000           1,603,800
Target Corporation                               31,000           1,704,070
Williams-Sonoma, Inc. (a)<F45>                   45,500           1,963,325
                                                               ------------
                                                                 15,789,475
                                                               ------------
CONSUMER STAPLES -- 12.41%
Altria Group, Inc.                               42,000           3,138,240
The Coca-Cola Company                            52,000           2,096,120
CVS Corporation                                  76,000           2,007,920
Kimberly-Clark Corporation                       54,000           3,221,100
McCormick & Company                              60,000           1,855,200
The Procter & Gamble Company                     63,200           3,658,016
Sara Lee Corporation                            185,000           3,496,500
Sysco Corporation                                54,000           1,676,700
Unilever NV -- ADR                               26,000           1,784,900
Wal-Mart Stores, Inc.                            71,300           3,336,840
                                                               ------------
                                                                 26,271,536
                                                               ------------
ENERGY -- 11.14%
Apache Corporation                               50,000           3,426,000
ChevronTexaco Corp.                              47,000           2,668,190
ConocoPhillips                                   56,000           3,258,080
Diamond Offshore Drilling, Inc.                  58,000           4,034,480
Exxon Mobil Corporation                          65,000           3,651,050
Halliburton Company                              57,000           3,531,720
Schlumberger Limited (b)<F46>                    31,100           3,021,365
                                                               ------------
                                                                 23,590,885
                                                               ------------
FINANCIALS -- 12.48%
ACE Limited (b)<F46>                             54,000           2,885,760
American Express Company                         44,000           2,264,240
American International Group, Inc.               50,000           3,411,500
Ameriprise Financial Inc.                         8,800             360,800
The Bank of New York Company, Inc.               57,000           1,815,450
Citigroup Inc.                                   98,000           4,755,940
JPMorgan Chase & Co.                             75,000           2,976,750
MBNA Corporation                                 67,000           1,819,050
Washington Mutual, Inc.                          62,000           2,697,000
Wells Fargo & Company                            54,500           3,424,235
                                                               ------------
                                                                 26,410,725
                                                               ------------
HEALTH CARE -- 11.57%
Abbott Laboratories                              62,000           2,444,660
Amgen Inc. (a)<F45>                              29,600           2,334,256
Baxter International Inc.                        65,200           2,454,780
Boston Scientific Corp. (a)<F45>                 63,000           1,542,870
Forest Laboratories, Inc. (a)<F45>               46,500           1,891,620
Johnson & Johnson                                56,000           3,365,600
Medco Health Solutions, Inc. (a)<F45>            59,200           3,303,360
Medtronic, Inc.                                  34,000           1,957,380
Pfizer Inc.                                     125,900           2,935,988
Quest Diagnostics Incorporated                   44,000           2,265,120
                                                               ------------
                                                                 24,495,634
                                                               ------------
INDUSTRIALS -- 10.36%
3M Co.                                           23,700           1,836,750
American Power Conversion Corporation            94,000           2,068,000
Caterpillar Inc.                                 65,000           3,755,050
Emerson Electric Co.                             27,500           2,054,250
FedEx Corp.                                      24,300           2,512,377
General Electric Company                        165,000           5,783,250
Masco Corporation                                66,500           2,007,635
Rockwell Automation, Inc.                        32,400           1,916,784
                                                               ------------
                                                                 21,934,096
                                                               ------------
INFORMATION TECHNOLOGY -- 11.44%
Analog Devices, Inc.                             36,000           1,291,320
Avid Technology, Inc. (a)<F45>                   43,500           2,382,060
Canon Inc. -- ADR                                40,000           2,353,200
Cisco Systems, Inc. (a)<F45>                    113,800           1,948,256
Intel Corporation                               105,000           2,620,800
International Business
  Machines Corporation                           22,000           1,808,400
International Rectifier Corporation (a)<F45>     48,200           1,537,580
Microsoft Corporation                           155,000           4,053,250
Nokia Corp. -- ADR                              147,000           2,690,100
QUALCOMM Inc.                                    46,000           1,981,680
Symantec Corporation (a)<F45>                    88,300           1,545,250
                                                               ------------
                                                                 24,211,896
                                                               ------------
MATERIALS -- 2.95%
Alcoa Inc.                                       89,000           2,631,730
Newmont Mining Corporation                       67,500           3,604,500
                                                               ------------
                                                                  6,236,230
                                                               ------------
TELECOMMUNICATION SERVICES -- 2.11%
ALLTEL Corporation                               40,500           2,555,550
Verizon Communications Inc.                      63,500           1,912,620
                                                               ------------
                                                                  4,468,170
                                                               ------------
UTILITIES -- 2.32%
Duke Energy Corporation                          56,000           1,537,200
FPL Group, Inc.                                  42,000           1,745,520
Progress Energy, Inc.                            37,000           1,625,040
                                                               ------------
                                                                  4,907,760
                                                               ------------
TOTAL COMMON STOCKS
  (Cost $120,572,372)                                           178,316,407
                                                               ------------

                                            PRINCIPAL
                                              AMOUNT
                                              ------
SHORT TERM INVESTMENTS -- 15.70%
COMMERCIAL PAPER -- 10.37%
American Express Credit Corp.
  4.240%, 01/10/2006                         $3,000,000           2,996,820
American General Finance Corporation
  4.240%, 01/05/2006                          3,000,000           2,998,587
General Electric Capital
  4.280%, 01/17/2006                          3,000,000           2,994,293
GMAC Commercial Mortgage
  Securities Inc. 4.29%
  4.290%, 01/12/2006                          3,000,000           2,996,067
LaSalle Bank Corporation
  4.230%, 01/23/2006                          3,000,000           2,992,245
Prudential Funding Corp.
  4.220%, 01/24/2006                          4,000,000           3,989,216
Toyota Credit Corporation
  4.240%, 01/20/2006                          3,000,000           2,993,287
                                                               ------------
TOTAL COMMERCIAL PAPER                                           21,960,515
                                                               ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.36% (C)<F47>
Federal National Mortgage Association
  4.100%, 01/06/2006                          3,000,000           2,997,266
Federal Home Loan Bank
  4.140%, 01/25/2006                          2,000,000           1,994,480
                                                               ------------
TOTAL U.S. GOVERNMENT
  AGENCY OBLIGATIONS                                              4,991,746
                                                               ------------
                                               SHARES
                                               ------
MONEY MARKET FUNDS -- 2.97%
Federated Prime Obligations Fund                368,359             368,359
Harris Insight Money Market Fund              2,909,731           2,909,731
Janus Money Market Fund                       3,000,000           3,000,000
                                                               ------------
TOTAL MONEY MARKET FUNDS                                          6,278,090
                                                               ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $33,230,351)                                             33,230,351
                                                               ------------
TOTAL INVESTMENTS -- 99.94%
  (Cost $153,802,723)                                           211,546,758
                                                               ------------
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 0.06%                                           121,680
                                                               ------------
TOTAL NET ASSETS -- 100.00%                                    $211,668,438
                                                               ------------
                                                               ------------
Percentages are stated as a percent of net assets.
ADR -- American Depository Receipt
(a)<F45>  Non-income producing.
(b)<F46>  Foreign security.
(c)<F47> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS December 31, 2005 (unaudited) COUNTRY BALANCED FUND

                                                SHARES              VALUE
                                                ------              -----
COMMON STOCKS -- 60.79%
CONSUMER DISCRETIONARY -- 5.57%
Dollar General Corporation                        7,500         $   143,025
Gentex Corporation                               12,000             234,000
Harley-Davidson, Inc.                             3,000             154,470
The Home Depot, Inc.                              5,300             214,544
Jones Apparel Group, Inc.                         4,900             150,528
Kohl's Corporation (a)<F48>                       3,200             155,520
Target Corporation                                3,600             197,892
Williams-Sonoma, Inc. (a)<F48>                    3,000             129,450
                                                                -----------
                                                                  1,379,429
                                                                -----------
CONSUMER STAPLES -- 8.29%
Altria Group, Inc.                                2,600             194,272
The Coca-Cola Company                             4,500             181,395
CVS Corporation                                   8,000             211,360
Kimberly-Clark Corporation                        4,200             250,530
McCormick & Company                               4,700             145,324
The Procter & Gamble Company                      5,000             289,400
Sara Lee Corporation                              9,200             173,880
Sysco Corporation                                 5,200             161,460
Wal-Mart Stores, Inc.                             9,500             444,600
                                                                -----------
                                                                  2,052,221
                                                                -----------
ENERGY -- 7.49%
Apache Corporation                                4,000             274,080
ConocoPhillips                                    5,500             319,990
Diamond Offshore Drilling, Inc.                   4,300             299,108
Exxon Mobil Corporation                           5,300             297,701
Halliburton Company                               6,000             371,760
Schlumberger Limited (e)<F52>                     3,000             291,450
                                                                -----------
                                                                  1,854,089
                                                                -----------
FINANCIALS -- 8.83%
ACE Limited (e)<F52>                              4,000             213,760
American Express Company                          3,400             174,964
American International Group, Inc.                4,000             272,920
Ameriprise Financial Inc.                           680              27,880
Bank of America Corporation                       5,110             235,826
The Bank of New York Company, Inc.                6,700             213,395
Citigroup Inc.                                    7,300             354,269
JPMorgan Chase & Co.                              4,620             183,368
Washington Mutual, Inc.                           4,500             195,750
Wells Fargo & Company                             5,000             314,150
                                                                -----------
                                                                  2,186,282
                                                                -----------
HEALTH CARE -- 8.40%
Abbott Laboratories                               5,800             228,694
Amgen Inc. (a)<F48>                               2,300             181,378
Baxter International Inc.                         4,300             161,895
Boston Scientific Corp. (a)<F48>                  5,100             124,899
Forest Laboratories, Inc. (a)<F48>                3,200             130,176
Johnson & Johnson                                 5,000             300,500
Medco Health Solutions, Inc. (a)<F48>             4,000             223,200
Medtronic, Inc.                                   2,800             161,196
Pfizer Inc.                                      15,500             361,460
Quest Diagnostics Incorporated                    4,000             205,920
                                                                -----------
                                                                  2,079,318
                                                                -----------
INDUSTRIALS -- 7.33%
3M Co.                                            3,000             232,500
American Power Conversion Corporation             8,000             176,000
Caterpillar Inc.                                  4,000             231,080
Emerson Electric Co.                              2,800             209,160
FedEx Corp.                                       1,800             186,102
General Electric Company                         13,000             455,650
Masco Corporation                                 5,000             150,950
Rockwell Automation, Inc.                         2,900             171,564
                                                                -----------
                                                                  1,813,006
                                                                -----------
INFORMATION TECHNOLOGY -- 9.61%
Avid Technology, Inc. (a)<F48>                    4,000             219,040
Canon Inc. -- ADR                                 3,500             205,905
Cisco Systems, Inc. (a)<F48>                     11,800             202,016
First Data Corporation                            5,500             236,555
Intel Corporation                                 9,000             224,640
International Business Machines Corporation       2,400             197,280
International Rectifier Corporation (a)<F48>      5,000             159,500
Microsoft Corporation                            15,000             392,250
Nokia Corp. -- ADR                               12,000             219,600
QUALCOMM Inc.                                     3,000             129,240
Symantec Corporation (a)<F48>                    11,000             192,500
                                                                -----------
                                                                  2,378,526
                                                                -----------
MATERIALS -- 2.04%
Alcoa Inc.                                        8,000             236,560
Newmont Mining Corporation                        5,000             267,000
                                                                -----------
                                                                    503,560
                                                                -----------
TELECOMMUNICATION SERVICES -- 1.45%
ALLTEL Corporation                                3,000             189,300
Verizon Communications Inc.                       5,622             169,335
                                                                -----------
                                                                    358,635
                                                                -----------
UTILITIES -- 1.78%
Duke Energy Corporation                           5,000             137,250
FPL Group, Inc.                                   3,500             145,460
Progress Energy, Inc.                             3,600             158,112
                                                                -----------
                                                                    440,822
                                                                -----------
TOTAL COMMON STOCKS
  (Cost $10,670,449)                                             15,045,888
                                                                -----------

                                             PRINCIPAL
                                               AMOUNT
                                               ------
ASSET BACKED SECURITIES -- 2.47%
Chemical Master Credit Card Trust 1
  5.980%, 09/15/2008                           $200,000             200,107
Citibank Credit Card Issuance Trust
  4.150%, 07/07/2017                            150,000             141,711
Federal Home Loan Mortgage Corp.
  6.400%, 09/25/2028                            222,176             221,480
Green Tree Financial Corporation
  6.870%, 01/15/2029                             46,929              48,450
                                                                -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $602,831)                                                   611,748
                                                                -----------
CORPORATE BONDS -- 4.23%
FINANCIALS -- 2.39%
American Honda Finance Corporation
  4.500%, 05/26/2009 (Acquired 05/18/2004,
  Cost $149,681) (b)<F49>                       150,000             148,036
Citicorp
  7.200%, 06/15/2007                            100,000             103,361
General Electric Capital Corporation
  3.000%, 06/27/2018 (d)<F51>                   250,000             226,770
Inter-American Development Bank
  8.875%, 06/01/2009                            100,000             112,585
                                                                -----------
                                                                    590,752
                                                                -----------
INDUSTRIALS -- 0.40%
General Electric Company
  5.000%, 02/01/2013                            100,000              99,948
                                                                -----------
TELEPHONE UTILITY -- 1.44%
Bellsouth Capital Funding Corporation
  6.040%, 11/15/2026                            200,000             205,846
GTE South, Inc.
  6.000%, 02/15/2008                            150,000             150,990
                                                                -----------
                                                                    356,836
                                                                -----------
TOTAL CORPORATE BONDS
  (Cost $1,045,000)                                               1,047,536
                                                                -----------

MORTGAGE BACKED SECURITIES -- 13.52%
Federal Home Loan Bank
  4.840%, 01/25/2012                             88,268              87,209
Federal Home Loan Mortgage Corp.
  10.150%, 04/15/2006                                --                  --
  6.000%, 12/15/2008                             40,807              40,995
  4.000%, 11/15/2018                            300,000             274,175
  5.000%, 11/15/2018                            125,000             123,303
  5.000%, 10/01/2020                            100,000              99,013
  5.000%, 10/15/2031                            150,000             145,697
 Federal National Mortgage Association
  5.000%, 02/01/2014                            326,001             325,791
  4.500%, 06/25/2018                            200,000             191,058
  5.500%, 09/01/2025                             98,078              97,873
  5.500%, 02/01/2033                            128,527             127,622
  5.290%, 11/25/2033                            100,000              99,281
  5.500%, 12/01/2035                            100,000              99,042
  6.500%, 02/25/2044                            104,996             106,971
  6.500%, 05/25/2044                             90,784              93,004
Government National Mortgage Association
  9.500%, 06/15/2009                                727                 770
  9.500%, 08/15/2009                                481                 510
  4.500%, 05/20/2014                             78,924              77,402
  9.000%, 07/15/2016                              4,034               4,367
  4.116%, 03/16/2019                             95,645              93,537
  6.500%, 07/15/2029                             16,397              17,158
  6.000%, 06/15/2031                            108,747             111,458
  6.000%, 02/15/2032                             57,825              59,279
Master Asset Securitization Trust
  5.500%, 07/25/2033                            101,113              99,407
Morgan Stanley Dean Witter Capital I
  5.740%, 12/15/2035                            200,000             206,187
Mortgage IT Trust
  4.250%, 02/25/2035                             87,664              84,997
Nomura Asset Acceptance Corporation
  6.500%, 10/25/2034                             62,334              63,033
Residential Asset Securitization Trust
  4.750%, 02/25/2019                             99,826              97,112
Wachovia Bank Commercial Mortgage Trust
  4.445%, 11/15/2035                            250,000             243,083
  5.411%, 07/15/2041                            200,000             202,158
Wells Fargo Mortgage Backed Securities Trust
  4.449%, 10/25/2033                             76,573              73,702
                                                                -----------
TOTAL MORTGAGE BACKED SECURITIES
  (Cost $3,373,428)                                               3,345,194
                                                                -----------
U.S. GOVERNMENT AGENCY ISSUES -- 7.03% (C)<F50>
Federal Home Loan Bank
  2.750%, 04/05/2007 (d)<F51>                   150,000             146,353
  3.000%, 03/30/2011 (d)<F51>                   150,000             150,294
  4.000%, 07/02/2015 (d)<F51>                   200,000             190,777
  4.000%, 06/19/2018 (d)<F51>                   100,000              95,076
  4.250%, 06/19/2018 (d)<F51>                   100,000              94,873
  4.000%, 06/26/2018 (d)<F51>                   150,000             142,133
  4.250%, 06/26/2018 (d)<F51>                   100,000              95,515
  4.250%, 07/17/2018 (d)<F51>                   150,000             141,810
  4.250%, 07/23/2018 (d)<F51>                   200,000             189,031
Federal Home Loan Mortgage Corp.
  6.250%, 03/05/2012                            300,000             304,557
New Valley Generation IV
  4.687%, 01/15/2022                            192,122             190,377
                                                                -----------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
  (Cost $1,729,615)                                               1,740,796
                                                                -----------
U.S. TREASURY OBLIGATIONS -- 9.57%
U.S. TREASURY BOND -- 0.51%
  7.500%, 11/15/2016                            100,000             125,609
                                                                -----------
U.S. TREASURY INFLATION INDEX BOND -- 0.67%
  2.375%, 01/15/2025                            158,136             166,203
                                                                -----------
U.S. TREASURY INFLATION INDEX NOTE -- 1.61%
  3.375%, 01/15/2012                            111,914             120,338
  3.000%, 07/15/2012                            110,523             116,861
  1.875%, 07/15/2013                            162,296             160,077
                                                                -----------
                                                                    397,276
                                                                -----------
U.S. TREASURY NOTES -- 6.78%
  6.875%, 05/15/2006                            200,000             201,805
  3.125%, 05/15/2007                            150,000             147,404
  2.750%, 08/15/2007                            100,000              97,414
  4.000%, 09/30/2007                            150,000             148,957
  2.625%, 05/15/2008                            100,000              96,063
  4.125%, 08/15/2008                            300,000             298,348
  3.875%, 05/15/2009                            250,000             246,074
  3.875%, 07/15/2010                            100,000              98,008
  4.250%, 11/15/2013                            150,000             148,570
  4.125%, 05/15/2015                            200,000             195,617
                                                                -----------
                                                                  1,678,260
                                                                -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,387,015)                                               2,367,348
                                                                -----------

                                                SHARES
                                                ------
SHORT TERM INVESTMENTS -- 2.07%
MONEY MARKET FUNDS -- 2.07%
Janus Money Market Fund                         512,025             512,025
                                                                -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $512,025)                                                   512,025
                                                                -----------
TOTAL INVESTMENTS -- 99.68%
  (Cost $20,320,363)                                             24,670,535
                                                                -----------
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 0.32%                                            78,025
                                                                -----------
TOTAL NET ASSETS -- 100.00%                                     $24,748,560
                                                                -----------
                                                                -----------

Percentages are stated as a percent of net assets.

ADR -- American Depository Receipt
(a)<F48>  Non-income producing.
(b)<F49>  Restricted under Rule 144A of the Securities Act of 1933.
(c)<F50> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(d)<F51>  Variable rate security. The rate is in effect on December 31, 2005.
(e)<F52>  Foreign security.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS December 31, 2005 (unaudited) COUNTRY TAX EXEMPT BOND FUND

                                              PRINCIPAL
                                               AMOUNT              VALUE
                                               ------              -----
MUNICIPAL BONDS -- 96.09%
ARIZONA -- 10.71%
Arizona State Transportation Board
  Highway Revenue Bonds
  5.000%, 07/01/2014                           $315,000         $   343,441
Maricopa County Elementary School
  District No 3-Tempe Elementary Arizona
  Unlimited General Obligation
  5.000%, 07/01/2012                            500,000             539,660
Maricopa County School District
  No 11-Peoria University Arizona
  Unlimited General Obligation
  5.000%, 07/01/2009                            500,000             526,545
                                                                -----------
                                                                  1,409,646
                                                                -----------
CALIFORNIA -- 3.06%
California State Economic Development
  Unlimited General Obligation Series A
  5.000%, 07/01/2010                            100,000             106,800
City of Fresno, California Sewer System
  Revenue Bond
  6.250%, 09/01/2014                            250,000             296,020
                                                                -----------
                                                                    402,820
                                                                -----------
COLORADO -- 4.09%
Arapahoe County, School District No 5
  Cherry Creek Colorado Unlimited
  General Obligation
  5.500%, 12/15/2009                            500,000             538,420
                                                                -----------
FLORIDA -- 5.99%
Broward County, Florida, Resource
  Recovery Revenue Bond
  5.375%, 12/01/2010                            750,000             787,410
                                                                -----------
GEORGIA -- 4.53%
Atlanta, Georgia Airport
  Revenue Bond Series A
  5.750%, 01/01/2011                            250,000             272,233
De Kalb County, Georgia
  Unlimited General Obligation
  5.000%, 12/01/2011                            300,000             324,114
                                                                -----------
                                                                    596,347
                                                                -----------
ILLINOIS -- 13.71%
Illinois State Sales Tax Revenue Bond
  6.000%, 06/15/2012                            500,000             554,910
Illinois State Toll Highway
  Authority Revenue Bond
  5.500%, 01/01/2013                            250,000             277,213
Illinois State Unlimited General Obligation
  5.750%, 06/01/2012                            255,000             278,919
Northwest Suburban Municipal Joint Action
  Water Agency IL Contract Revenue Bond
  6.450%, 05/01/2007                            400,000             416,140
Regional Transportation Authority IL
  Limited General Obligation
  5.750%, 06/01/2011                            250,000             276,995
                                                                -----------
                                                                  1,804,177
                                                                -----------
INDIANA -- 4.27%
Indiana University Trustee Revenue Bond,
  Student Fees
  5.700%, 08/01/2010                            550,000             561,968
                                                                -----------
MICHIGAN -- 8.95%
Michigan State Building Authority State
  Police Commission Revenue Bond
  5.250%, 10/01/2010                            600,000             646,530
Michigan State Hospital Financing Authority
  Ascension Health Credit Revenue Bond
  Series A
  5.000%, 11/01/2011                            500,000             530,310
                                                                -----------
                                                                  1,176,840
                                                                -----------
MISSOURI -- 2.75%
Missouri State Health & Educational Facilities
  Authority Revenue Bond
  6.000%, 05/15/2007                            350,000             361,606
                                                                -----------
NEW JERSEY -- 0.83%
Ocean County, New Jersey Revenue Bond
  5.000%, 11/01/2014                            100,000             108,774
                                                                -----------
NEW YORK -- 7.25%
New York City Industrial Development
  Agency Civic Facility Revenue Bond
  5.000%, 11/15/2007                            250,000             257,772
New York State Dorm Authority Revenue Bond
  5.500%, 03/15/2012                            630,000             695,810
                                                                -----------
                                                                    953,582
                                                                -----------
NORTH CAROLINA -- 2.03%
North Carolina Eastern Municipal Power
  Agency System Revenue Bond
  7.000%, 01/01/2008                            250,000             266,633
                                                                -----------
TENNESSEE -- 5.68%
Montgomery Country Tennessee
  Unlimited General Obligation
  4.750%, 05/01/2013                            700,000             746,949
                                                                -----------
TEXAS -- 15.31%
Alvarado, Texas Independent School District
  Unlimited General Obligation
  6.800%, 02/15/2010                            420,000             471,517
Houston, Texas Utility System Revenue Bond
  5.250%, 05/15/2010                            500,000             535,250
Klein, Texas Independent School District
  Unlimited General Obligation Bond
  4.000%, 08/01/2014                            500,000             504,440
United Independent School District, Texas
  Unlimited General Obligation
  6.700%, 08/15/2008                            465,000             502,874
                                                                -----------
                                                                  2,014,081
                                                                -----------
UTAH -- 4.09%
Iron County, Utah School District
  Unlimited General Obligation
  5.500%, 01/15/2010                            500,000             538,315
                                                                -----------
WISCONSIN -- 2.84%
Wisconsin Housing & Economic
  Development Authority Revenue Bond
  4.350%, 11/01/2009                            370,000             374,151
                                                                -----------
TOTAL MUNICIPAL BONDS
  (Cost $12,514,909)                                             12,641,719
                                                                -----------

                                                SHARES              VALUE
                                                ------              -----
SHORT TERM INVESTMENTS -- 2.80%
MONEY MARKET FUNDS -- 2.80%
Vanguard Tax-Exempt Money Market Fund           367,754         $   367,754
                                                                -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $367,754)                                                   367,754
                                                                -----------
TOTAL INVESTMENTS -- 98.89%
  (Cost $12,882,663)                                             13,009,473
                                                                -----------
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 1.11%                                           145,905
                                                                -----------
TOTAL NET ASSETS -- 100.00%                                     $13,155,378
                                                                -----------
                                                                -----------

Percentages are stated as a percent of net assets.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS December 31, 2005 (unaudited) COUNTRY SHORT-TERM BOND FUND

                                              PRINCIPAL
                                               AMOUNT              VALUE
                                               ------              -----
ASSET BACKED SECURITIES -- 6.63%
AmeriCredit Automobile Receivables Trust
  4.610%, 01/06/2009                         $  155,995         $   155,854
  3.480%, 05/06/2010                            500,000             494,252
Atlantic City Electric Transition Funding, LLC
  2.890%, 07/20/2010                            304,008             296,820
Bank One Issuance Trust
  4.400%, 10/15/2009 (b)<54>                    500,000             500,134
Chase Funding Mortgage Loan
  4.515%, 02/25/2014                            400,000             390,352
Countrywide Asset Back Certificates
  5.363%, 03/25/2030                            400,000             399,600
New Century Home Equity Loan Trust
  3.560%, 11/25/2033                            222,368             221,074
Residential Asset Securities Corporation
  3.250%, 12/25/2028                            319,359             315,780
Structured Asset Securities Corporation
  5.540%, 11/25/2032                            400,000             396,530
TXU Electric Delivery Transition
  Bond Company LLC
  3.520%, 11/15/2011                            269,661             262,816
                                                                -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $3,479,890)                                               3,433,212
                                                                -----------
CORPORATE BONDS -- 14.23%
American Honda Finance Corporation
  2.875%, 04/03/2006 (Acquired 03/21/2003,
  Cost $500,000) (a)<F53>                       500,000             497,674
Baltimore Gas and Electric Company
  6.730%, 06/12/2012                            300,000             322,518
Bank One Corporation
  4.036%, 02/27/2006 (b)<F54>                   500,000             500,000
Caterpillar Financial Services Corporation
  4.750%, 05/15/2006                            400,000             398,974
Central Telephone Company
  7.040%, 09/21/2007                            500,000             514,644
Comcast Cable Communications, Inc.
  8.375%, 05/01/2007                            500,000             521,405
FPL Group Capital Inc.
  4.086%, 02/16/2007                            450,000             445,515
General Motors Acceptance Corporation
  5.625%, 05/15/2009                            400,000             355,877
GTE South, Inc.
  6.000%, 02/15/2008                            500,000             503,300
Marshall & Ilsley Bank
  2.900%, 08/18/2009                            218,182             209,407
Merrill Lynch & Co
  5.490%, 03/12/2007 (b)<F54>                 1,000,000             990,170
Rowan Companies, Inc.
  5.880%, 03/15/2012                            915,000             940,053
U.S. Central Credit Union
  2.700%, 09/30/2009                            363,636             343,051
U.S. Trade Funding Corp.
  4.260%, 11/15/2014 (Acquired 12/14/2004,
  Cost $312,836) (a)<F53>                       314,310             307,502
Wisconsin Bell, Inc.
  6.350%, 12/01/2026                            500,000             523,957
                                                                -----------
TOTAL CORPORATE BONDS
  (Cost $7,494,154)                                               7,374,047
                                                                -----------
MORTGAGE BACKED SECURITIES -- 39.70%
Chase Mortgage Finance Corporation
  5.500%, 11/25/2035                            500,000             498,373
Countrywide Alternative Loan Trust
  5.363%, 05/25/2036                            574,588             580,027
Deutsche Mortgage Securities, Inc.
  5.026%, 06/26/2035                            637,038             634,171
Federal Home Loan Bank
  4.840%, 01/25/2012                            353,071             348,834
  4.720%, 09/20/2012                            481,000             473,304
Federal Home Loan Mortgage Corp.
  3.247%, 11/15/2008                            492,689             478,786
  5.500%, 03/01/2009                            101,646             101,820
  2.478%, 05/15/2010                            316,253             312,931
  6.000%, 11/15/2011                            204,752             205,188
  6.900%, 03/15/2013                            174,010             174,858
  4.500%, 05/01/2013                            825,308             810,335
  5.500%, 10/01/2014                            154,095             155,273
  5.000%, 03/01/2015                            426,483             423,008
  6.500%, 03/01/2015                            151,776             155,983
Federal National Mortgage Association
  6.500%, 03/01/2008                             79,224              81,636
  5.000%, 03/01/2010                            157,689             157,029
  5.000%, 03/01/2013                            239,968             239,814
  4.500%, 04/01/2013                            266,523             262,020
  5.000%, 04/01/2013                            207,328             207,195
  5.000%, 05/01/2013                            381,593             381,348
  5.500%, 06/01/2013                            173,235             174,826
  4.500%, 09/01/2013                            319,034             313,648
  5.500%, 10/01/2013                            428,966             432,903
  5.000%, 02/01/2014                            489,002             488,687
  3.500%, 02/25/2015                            184,038             180,893
  6.500%, 05/01/2019                            143,122             148,207
  4.544%, 01/01/2020                            389,152             381,363
  5.290%, 11/25/2033                            500,000             496,407
  4.224%, 05/01/2034                            381,055             367,943
  6.500%, 02/25/2044                            262,489             267,426
  6.500%, 05/25/2044                            302,614             310,015
First Nationwide Trust
  6.750%, 10/21/2031                            251,784             252,147
First Union National Bank
  Commercial Mortgage
  6.180%, 08/15/2033                            350,029             352,294
GE Capital Commercial Mortgage Corporation
  5.033%, 12/10/2035                            419,776             419,788
  4.706%, 05/10/2043                            500,000             492,881
GMAC Commercial Mortgage Securities Inc.
  6.650%, 09/15/2035                            496,295             510,125
Government National Mortgage Association
  4.104%, 03/16/2018                            777,297             762,412
  4.116%, 03/16/2019                            478,225             467,685
  4.031%, 01/16/2021                            676,661             659,651
  4.130%, 02/16/2027                            712,021             695,970
GS Mortgage Securities Corporation II
  6.620%, 10/18/2030                            240,854             248,474
LB-UBS Commercial Mortgage Trust
  6.058%, 06/15/2020                            396,097             403,694
Master Adjustable Rate Mortgages Trust
  3.817%, 04/21/2034                            411,795             401,807
Master Alternative Loan Trust
  5.000%, 06/25/2015                            466,693             462,476
Mortgage IT Trust
  4.250%, 02/25/2035 (b)<F54>                   394,488             382,486
Nomura Asset Acceptance Corporation
  6.500%, 10/25/2034                            342,839             346,680
Salomon Brothers Mortgage Securities VII
  3.222%, 03/18/2036                            193,592             190,925
  6.168%, 11/13/2036                            465,000             475,157
Small Business Administration
  Participation Certificates
  3.530%, 05/01/2013                            400,786             384,321
Wachovia Bank Commercial Mortgage Trust
  3.003%, 04/15/2035                            315,118             305,603
Washington Mutual
  4.125%, 01/25/2033                            394,809             394,759
  3.177%, 09/25/2033                            433,128             427,581
  4.844%, 10/25/2035                            474,105             469,839
Wells Fargo Mortgage Backed Securities Trust
  5.500%, 02/25/2018                            400,000             398,662
  4.449%, 10/25/2033                            440,296             423,785
                                                                -----------
TOTAL MORTGAGE BACKED SECURITIES
  (Cost $20,957,766)                                            $20,573,453
                                                                -----------
U.S. GOVERNMENT AGENCY ISSUES -- 14.84% (C)<F55>
Federal Home Loan Bank
  2.750%, 04/05/2007 (b)<F54>                   700,000             682,983
  3.500%, 07/28/2009 (b)<F54>                   600,000             592,451
  3.500%, 11/27/2009 (b)<F54>                 1,000,000             979,662
  3.000%, 03/30/2011 (b)<F54>                   750,000             751,468
  3.500%, 01/30/2014 (b)<F54>                   700,000             690,481
  4.000%, 02/27/2014 (b)<F54>                   700,000             690,088
Federal Home Loan Mortgage Corp.
  2.375%, 02/15/2007                            500,000             487,089
Federal National Mortgage Association
  3.125%, 07/15/2006                            500,000             496,102
Overseas Private Investment Company
  2.410%, 06/15/2009                            491,520             486,502
  3.420%, 01/15/2015                            336,656             316,137
Private Export Funding
  7.650%, 05/15/2006                          1,500,000           1,516,244
                                                                -----------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
  (Cost $7,710,036)                                               7,689,207
                                                                -----------
U.S. TREASURY OBLIGATIONS -- 8.20%
U.S. TREASURY INFLATION INDEX NOTE -- 1.73%
  0.875%, 04/15/2010                            944,064             897,488
                                                                -----------
U.S. TREASURY NOTES -- 6.47%
  2.375%, 08/31/2006                          2,000,000           1,973,438
  3.375%, 02/28/2007                            750,000             740,859
  4.125%, 08/15/2008                            400,000             397,797
  3.125%, 09/15/2008                            250,000             242,021
                                                                -----------
                                                                  3,354,115
                                                                -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $4,282,558)                                               4,251,603
                                                                -----------
SHORT TERM INVESTMENTS -- 10.48%
COMMERCIAL PAPER -- 1.93%
American General Finance Corp.
  4.240%, 01/05/2006                          1,000,000             999,529
                                                                -----------

                                               SHARES              VALUE
                                               ------              -----
MONEY MARKET FUNDS -- 8.55%
Federated Prime Obligations Fund                363,213         $   363,213
Harris Insight Money Market Fund              1,518,409           1,518,409
Janus Money Market Fund                       2,550,000           2,550,000
                                                                -----------
                                                                  4,431,622
                                                                -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $5,431,151)                                               5,431,151
                                                                -----------
TOTAL INVESTMENTS -- 94.08%
  (Cost $49,355,555)                                             48,752,673
                                                                -----------
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 5.92%                                         3,069,946
                                                                -----------
TOTAL NET ASSETS -- 100.00%                                     $51,822,619
                                                                -----------
                                                                -----------

Percentages are stated as a percent of net assets.

(a)<F53>       Restricted under Rule 144A of the Securities Act of 1933.
(b)<F54>       Variable rate security. The rate shown is in effect on December
               31, 2005.
(c)<F55> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS December 31, 2005 (unaudited) COUNTRY BOND FUND
                                             PRINCIPAL
                                               AMOUNT               VALUE
                                               ------               -----
ASSET BACKED SECURITIES -- 2.73%
California Infrastructure PG&E-1
  6.420%, 09/25/2008                         $  208,083         $   209,659
Citibank Credit Card Issuance Trust
  4.150%, 07/07/2017                            200,000             188,947
Federal Home Loan Mortgage Corp.
  6.400%, 09/25/2028                            444,352             442,961
Green Tree Financial Corporation
  6.870%, 01/15/2029                             93,858              96,900
PG&E Energy Recovery Funding LLC
  4.470%, 12/25/2014                            400,000             390,008
TXU Electric Delivery Transition
  Bond Company LLC
  3.520%, 11/15/2011                            192,615             187,725
                                                                -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $1,517,071)                                               1,516,200
                                                                -----------
CORPORATE BONDS -- 20.74%
American General Finance Corporation
  5.750%, 03/15/2007                            400,000             403,703
American Honda Finance Corporation
  4.500%, 05/26/2009 (Acquired 05/18/2004,
  Cost $299,361) (a)<F56>                       300,000             296,073
ASIF Global Financing XIX
  4.900%, 01/17/2013 (Acquired 01/10/2003
  Cost $249,218) (a)<F56>                       250,000             248,748
Baltimore Gas and Electric Company
  6.730%, 06/12/2012                            350,000             376,271
Bank of America Corporation
  6.975%, 03/07/2037                            250,000             299,305
Bank One Corporation
  4.036%, 02/27/2006 (b)<F57>                   500,000             500,000
Canadian National Railway Company
  6.450%, 07/15/2036 (d)<F59>                   400,000             403,467
Central Illinois Public Service Co.
  7.610%, 06/01/2017                            300,000             315,664
Citicorp
  7.200%, 06/15/2007                            250,000             258,402
CSX Corporation
  6.420%, 06/15/2010                            250,000             263,390
CSX Transportation, Inc.
  6.500%, 04/15/2014                            600,000             650,906
Daimler-Chrysler NA Holding Co.
  4.750%, 01/15/2008                            250,000             247,719
Delta Air Lines, Inc.
  6.417%, 01/02/2014                            200,000             202,448
  6.718%, 07/02/2024                            166,152             168,528
FedEx Corp.
  6.720%, 07/15/2023                            329,679             360,079
Florida Power Corporation
  4.800%, 03/01/2013                            300,000             293,832
Ford Motor Credit Company
  7.200%, 06/15/2007                            300,000             285,585
General Electric Capital Corporation
  6.500%, 11/01/2006                            300,000             303,864
  3.000%, 06/27/2018 (b)<F57>                   500,000             453,540
General Electric Company
  5.000%, 02/01/2013                            300,000             299,844
General Motors Acceptance Corporation
  6.750%, 01/15/2006                            500,000             499,981
GTE South, Inc.
  6.125%, 06/15/2007                            200,000             202,285
  6.000%, 02/15/2008                            400,000             402,640
Halliburton Company
  6.750%, 02/01/2027                            100,000             112,733
Madison Gas & Electric
  6.020%, 09/15/2008                            300,000             308,072
Merck & Co. Inc.
  5.760%, 05/03/2037                            200,000             212,816
Northwest Airlines Inc.
  7.935%, 10/01/2020                            546,183             552,569
Perforadora Centrale
  5.240%, 12/15/2018 (d)<F59>                   346,676             354,147
Province of Ontario
  5.500%, 10/01/2008 (d)<F59>                   400,000             407,742
Suntrust Capital II
  7.900%, 06/15/2027                            200,000             214,341
Union Pacific Railroad Company
  6.630%, 01/27/2022                            390,820             427,756
Vessel Management Services Inc.
  4.960%, 11/15/2027                            352,000             350,166
Wisconsin Bell, Inc.
  6.350%, 12/01/2026                            800,000             838,330
                                                                -----------
TOTAL CORPORATE BONDS
  (Cost $11,303,016)                                             11,514,946
                                                                -----------
MORTGAGE BACKED SECURITIES -- 30.26%
Federal Home Loan Bank
  4.840%, 01/25/2012                            353,071             348,834
Federal Home Loan Mortgage Corp.
  7.000%, 03/01/2012                            196,795             204,221
  6.500%, 03/01/2015                            151,776             155,983
  5.000%, 11/15/2018                            600,000             591,854
  5.000%, 10/01/2020                            550,000             544,571
  6.500%, 10/01/2029                            263,618             271,267
  5.000%, 10/15/2031                            400,000             388,526
Federal National Mortgage Association
  5.000%, 02/01/2014                            586,802             586,425
  4.500%, 06/25/2018                          1,250,000           1,194,112
  5.500%, 09/01/2025                            637,505             636,176
  5.500%, 02/01/2033                            321,316             319,054
  5.290%, 11/25/2033                            500,000             496,407
  5.500%, 12/01/2035                            550,000             544,729
  6.500%, 02/25/2044                            262,489             267,426
  6.500%, 05/25/2044                            302,614             310,015
GE Capital Commercial Mortgage Corporation
  4.706%, 05/10/2043                            500,000             492,881
Government National Mortgage Association
  4.500%, 05/20/2014                            315,696             309,609
  4.104%, 03/16/2018                            466,378             457,447
  4.116%, 03/16/2019                            478,225             467,685
  4.031%, 01/16/2021                            579,995             565,415
  6.500%, 04/15/2026                            173,947             182,150
  8.000%, 07/15/2026                             71,115              76,218
  6.500%, 07/15/2029                             92,972              97,290
  7.500%, 11/15/2029                             96,238             101,267
  6.000%, 06/15/2031                            869,866             891,557
  6.000%, 02/15/2032                            134,925             138,318
  5.000%, 01/15/2033                          1,322,118           1,306,643
  4.920%, 05/16/2034                            600,000             593,289
Heller Financial Commercial Mortgage
  7.750%, 01/15/2034                            400,000             434,509
JP Morgan Commercial
  Mortgage Finance Corp.
  7.088%, 09/15/2029                            261,815             266,477
  5.050%, 12/12/2034                            300,000             298,692
Morgan Stanley Capital I
  6.760%, 03/15/2032                             57,506              58,293
Mortgage IT Trust
  4.250%, 02/25/2035 (b)<F57>                   394,488             382,486
Nomura Asset Acceptance Corporation
  6.500%, 03/25/2034                            159,243             162,826
  6.500%, 10/25/2034                            249,338             252,131
Residential Asset Securitization Trust
  4.750%, 02/25/2019                            532,403             517,928
Small Business Administration
  Participation Certificates
  4.640%, 05/01/2023                            589,590             577,841
Vendee Mortgage Trust
  5.750%, 11/15/2032                            200,000             204,980
Wachovia Bank Commercial Mortgage Trust
  3.003%, 04/15/2035                            441,165             427,844
  5.411%, 07/15/2041                            250,000             252,698
Wells Fargo Mortgage Backed Securities Trust
  4.449%, 10/25/2033                            440,296             423,785
                                                                -----------
TOTAL MORTGAGE BACKED SECURITIES
  (Cost $16,903,908)                                             16,799,859
                                                                -----------
MUNICIPAL BONDS -- 0.91%
Kentucky State Property & Buildings
  Community Revenue Bond
  5.100%, 10/01/2015                            500,000             502,630
                                                                -----------
TOTAL MUNICIPAL BONDS
  (Cost $501,890)                                                   502,630
                                                                -----------
U.S. GOVERNMENT AGENCY ISSUES -- 17.45% (C)<F58>
Federal Farm Credit Bank
  6.690%, 09/08/2010                            500,000             539,923
Federal Home Loan Bank
  3.250%, 07/28/2009 (b)<F57>                   400,000             394,967
  3.500%, 11/27/2009 (b)<F57>                   500,000             489,831
  3.500%, 07/15/2011 (b)<F57>                   150,000             144,000
  3.000%, 06/19/2013 (b)<F57>                   100,000              96,295
  3.500%, 07/09/2013 (b)<F57>                   250,000             238,340
  4.000%, 07/23/2013 (b)<F57>                   385,000             375,927
  3.500%, 01/30/2014 (b)<F57>                   300,000             295,921
  4.000%, 03/17/2014 (b)<F57>                   150,000             146,937
  4.000%, 07/02/2015 (b)<F57>                 1,100,000           1,049,272
  4.000%, 12/30/2015 (b)<F57>                   200,000             188,736
  4.000%, 03/30/2016 (b)<F57>                   150,000             144,415
  4.000%, 04/22/2016 (b)<F57>                   340,000             326,883
  4.500%, 06/05/2018 (b)<F57>                   200,000             191,362
  4.250%, 06/12/2018 (b)<F57>                   400,000             382,164
  4.000%, 06/19/2018 (b)<F57>                   300,000             285,228
  4.250%, 06/19/2018 (b)<F57>                   300,000             284,618
  4.000%, 06/26/2018 (b)<F57>                   775,000             736,123
  4.250%, 06/26/2018 (b)<F57>                   600,000             573,093
  4.000%, 07/09/2018 (b)<F57>                   200,000             187,755
  4.250%, 07/17/2018 (b)<F57>                   650,000             614,511
Federal Home Loan Mortgage Corp.
  6.250%, 03/05/2012                            800,000             812,151
Federal National Mortgage Association
  3.125%, 07/15/2006                            300,000             297,661
  4.750%, 02/21/2013                            300,000             296,369
New Valley Generation IV
  5.685%, 05/15/2012                            250,000             261,667
  4.687%, 01/15/2022                            336,214             333,159
                                                                -----------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
  (Cost $9,583,706)                                               9,687,308
                                                                -----------
U.S. TREASURY OBLIGATIONS -- 22.80%
U.S. TREASURY BOND -- 1.31%
  5.375%, 02/15/2031                            650,000             730,133
                                                                -----------
U.S. TREASURY INFLATION INDEX BOND -- 2.20%
  2.375%, 01/15/2025                          1,159,664           1,218,825
                                                                -----------
U.S. TREASURY INFLATION INDEX NOTE -- 3.78%
  3.000%, 07/15/2012                          1,326,276           1,402,330
  1.875%, 07/15/2013                            324,591             320,153
  2.000%, 01/15/2014                            376,415             374,283
                                                                -----------
                                                                  2,096,766
                                                                -----------
U.S. TREASURY NOTES -- 15.51%
  4.000%, 09/30/2007                            800,000             794,438
  4.250%, 11/30/2007                            500,000             498,535
  3.375%, 02/15/2008                            500,000             489,707
  4.125%, 08/15/2008                            400,000             397,797
  4.375%, 11/15/2008                            400,000             400,062
  3.875%, 05/15/2009                            500,000             492,148
  3.500%, 02/15/2010                            500,000             483,633
  4.000%, 03/15/2010                            300,000             295,699
  3.875%, 07/15/2010                            500,000             490,039
  4.250%, 10/15/2010                            400,000             397,906
  4.500%, 11/15/2010                          1,400,000           1,407,547
  4.250%, 11/15/2014                            300,000             296,508
  4.000%, 02/15/2015                            200,000             193,906
  4.125%, 05/15/2015                          1,100,000           1,075,895
  4.250%, 08/15/2015                            400,000             394,828
  4.500%, 11/15/2015                            500,000             504,102
                                                                  8,612,750
                                                                -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $12,729,422)                                             12,658,474
                                                                -----------
SHORT TERM INVESTMENTS -- 4.34%
COMMERCIAL PAPER -- 0.90%
GMAC Commercial Mortgage Securities Inc.
  4.290%, 01/11/2006                            500,000             499,404
                                                                -----------
                                               SHARES
                                               ------
MONEY MARKET FUNDS -- 3.44%
Janus Money Market Fund                       1,906,393           1,906,393
                                                                -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $2,405,797)                                               2,405,797
                                                                -----------
TOTAL INVESTMENTS -- 99.23%
  (Cost $54,944,810)                                             55,085,214
                                                                -----------
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 0.77%                                           427,233
                                                                -----------
TOTAL NET ASSETS -- 100.00%                                     $55,512,447
                                                                -----------
                                                                -----------

Percentages are stated as a percent of net assets.

(a)<F56>  Restricted under Rule 144A of the Securities Act of 1933.
(b)<F57> Variable rate security. The rate shown is in effect on December 31, 2005.
(c)<F58> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(d)<F59>  Foreign security.

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2005 (unaudited)


                                                COUNTRY            COUNTRY          COUNTRY           COUNTRY         COUNTRY
                                                GROWTH            BALANCED         TAX EXEMPT       SHORT-TERM         BOND
                                                 FUND               FUND           BOND FUND         BOND FUND         FUND
                                                 ----               ----           ---------         ---------         ----
ASSETS:
  Investments in securities:
     At cost                                 $153,802,723        $20,320,363      $12,882,663       $49,355,555    $54,944,810
                                             ------------        -----------      -----------       -----------    -----------
                                             ------------        -----------      -----------       -----------    -----------
     At value                                $211,546,758        $24,670,535      $13,009,473       $48,752,673    $55,085,214
  Cash                                             53,184             17,042               --         2,791,028         23,953
  Receivable for capital stock sold               149,468              8,003               --            40,162         54,440
  Dividends receivable                            247,133             19,444               --                --             --
  Interest receivable                              26,995             76,575          167,729           297,610        507,263
  Deposit at Distributor                           14,995              2,178            2,425             1,241          1,661
  Prepaid expenses and other assets                22,880              7,624            6,304             9,589          9,431
                                             ------------        -----------      -----------       -----------    -----------
     Total assets                             212,061,413         24,801,401       13,185,931        51,892,303     55,681,962
                                             ------------        -----------      -----------       -----------    -----------
LIABILITIES:
  Payable for capital stock redeemed               18,307                250               --                --             --
  Payable for securities purchased                     --                 --               --                --         94,960
  Payable to Advisor                              135,229             15,812            2,482            12,646         15,408
  Payable to Custodian                                 --                 --           15,021                --             --
  Accrued expenses and other liabilities          239,439             36,779           13,050            57,038         59,147
                                             ------------        -----------      -----------       -----------    -----------
     Total liabilities                            392,975             52,841           30,553            69,684        169,515
                                             ------------        -----------      -----------       -----------    -----------
NET ASSETS                                   $211,668,438        $24,748,560      $13,155,378       $51,822,619    $55,512,447
                                             ------------        -----------      -----------       -----------    -----------
                                             ------------        -----------      -----------       -----------    -----------
NET ASSETS CONSIST OF:
  Paid in capital                             154,535,332         20,207,449       13,013,812        52,605,524     55,373,923
  Undistributed net investment income              10,160                 --            3,395                --             --
  Accumulated net realized gain (loss)
    on investments                               (621,089)           190,939           11,361          (180,023)        (1,880)
  Net unrealized appreciation (depreciation)
    on investments                             57,744,035          4,350,172          126,810          (602,882)       140,404
                                             ------------        -----------      -----------       -----------    -----------
     Total -- representing net assets
       applicable to outstanding
       capital stock                         $211,668,438        $24,748,560      $13,155,378       $51,822,619    $55,512,447
                                             ------------        -----------      -----------       -----------    -----------
                                             ------------        -----------      -----------       -----------    -----------
CLASS Y:
  Net assets                                 $200,145,033        $20,169,789      $12,895,973       $49,791,721    $52,340,738
  Shares outstanding                            8,427,120          1,317,883        1,528,477         4,997,490      5,181,138
  Net asset value, redemption price and
    offering price per share                 $      23.75        $     15.30      $      8.44       $      9.96    $     10.10
CLASS A:
  Net assets                                 $ 11,523,405        $ 4,578,771      $   259,405       $ 2,030,898    $ 3,171,709
  Shares outstanding                              484,788            298,228           30,605           202,687        311,549
  Net asset value and redemption price
    per share                                $      23.77        $     15.35      $      8.48       $     10.02    $     10.18
  Maximum offering price per share           $      25.15        $     16.24      $      8.86       $     10.28    $     10.63


                       See notes to financial statements.

STATEMENTS OF OPERATIONS for the Six Months Ended December 31, 2005 (unaudited)



                                                    COUNTRY           COUNTRY        COUNTRY         COUNTRY          COUNTRY
                                                    GROWTH           BALANCED      TAX EXEMPT       SHORT-TERM         BOND
                                                     FUND              FUND         BOND FUND       BOND FUND          FUND
                                                     ----              ----         ---------       ---------          ----
INVESTMENT INCOME:
  Dividends*<F60>                                 $1,612,184         $138,540        $     --       $       --       $       --
  Interest                                           594,678          240,930         266,058        1,077,344        1,308,755
                                                  ----------         --------        --------       ----------       ----------
     Total investment income                       2,206,862          379,470         266,058        1,077,344        1,308,755
                                                  ----------         --------        --------       ----------       ----------
EXPENSES:
  12b-1 fees                                          97,734           14,906          11,633            8,716           10,663
  Investment advisory fees (Note F)                  783,884           94,988          33,777          133,226          193,493
  Transfer agent fees                                 95,782           10,967           6,045           24,184           23,149
  Professional fees                                   57,807            7,251           3,881           15,203           14,510
  Printing                                            39,701            6,878           2,191            8,473            8,905
  Custody fees                                        13,595            2,135           1,424            4,530            2,713
  Trustee's fees                                       4,366              552             368            1,121            1,121
  Administration fees                                112,456           13,818           7,136           29,068           27,779
  Accounting fees                                     67,444           15,205           6,363           22,267           24,130
  Insurance                                           12,287            1,499             820            3,136            3,036
  Registration fees                                    9,227            4,877           4,310            6,029            6,455
  Other expense                                          184               --              --            1,388            1,288
                                                  ----------         --------        --------       ----------       ----------
     Total expenses                                1,294,467          173,076          77,948          257,341          317,242
  Less: Expenses waived (Note F)                     (13,595)          (2,135)        (20,528)         (30,857)         (97,935)
                                                  ----------         --------        --------       ----------       ----------
     Net expenses                                  1,280,872          170,941          57,420          226,484          219,307
                                                  ----------         --------        --------       ----------       ----------
NET INVESTMENT INCOME                                925,990          208,529         208,638          850,860        1,089,448
                                                  ----------         --------        --------       ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments          3,331,714         520,494           28,729          (10,733)          21,243

  Net change in unrealized appreciation /
    Depreciation on investments                    4,395,037         (141,276)       (246,475)        (464,344)      (1,138,324)
                                                  ----------         --------        --------       ----------       ----------
  Net realized and unrealized gain (loss)
    on investments                                 7,726,751          379,218        (217,746)        (475,077)      (1,117,081)
                                                  ----------         --------        --------       ----------       ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                 $8,652,741         $587,747        $ (9,108)      $  375,783       $  (27,633)
                                                  ----------         --------        --------       ----------       ----------
                                                  ----------         --------        --------       ----------       ----------
*<F60> Net of foreign taxes withheld of           $    6,713         $     65        $     --       $       --       $       --
                                                  ----------         --------        --------       ----------       ----------
                                                  ----------         --------        --------       ----------       ----------


                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                           COUNTRY GROWTH FUND                      COUNTRY BALANCED FUND
                                                    --------------------------------         -------------------------------
                                                      SIX MONTHS                               SIX MONTHS
                                                    ENDED 12/31/05        YEAR ENDED         ENDED 12/31/05       YEAR ENDED
                                                     (UNAUDITED)           06/30/05           (UNAUDITED)          06/30/05
                                                    -------------         ----------         --------------       ----------
OPERATIONS:
  Net investment income                              $    925,990        $  1,744,555         $   208,529         $   423,968
  Net realized gain on investments                      3,331,714           2,196,828             520,494              97,356
  Net change in unrealized appreciation /
    depreciation on investments                         4,395,037           7,519,157            (141,276)            911,455
                                                     ------------        ------------         -----------         -----------
  Net increase in net assets resulting
    from operations                                     8,652,741          11,460,540             587,747           1,432,779
                                                     ------------        ------------         -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM CLASS Y (NOTE B):
  Net investment income                                (1,614,651)         (1,700,260)           (223,282)           (378,666)
  Net realized gains on investments                    (4,133,448)                 --            (191,369)           (220,858)
                                                     ------------        ------------         -----------         -----------
  Total distributions -- Class Y                       (5,748,099)         (1,700,260)           (414,651)           (599,524)
                                                     ------------        ------------         -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM CLASS A (NOTE B):
  Net investment income                                   (87,128)            (66,363)            (47,875)            (59,550)
  Net realized gains on investments                      (234,170)                 --             (43,156)            (32,578)
                                                     ------------        ------------         -----------         -----------
  Total distributions -- Class A                         (321,298)            (66,363)            (91,031)            (92,128)
                                                     ------------        ------------         -----------         -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)            8,536,743           9,379,440            (642,667)          1,347,827
                                                     ------------        ------------         -----------         -----------
  Total increase (decrease) in net assets              11,120,087          19,073,357            (560,602)          2,088,954
NET ASSETS:
  Beginning of period                                 200,548,351         181,474,994          25,309,162          23,220,208
                                                     ------------        ------------         -----------         -----------
  End of period *<F61>                               $211,668,438        $200,548,351         $24,748,560         $25,309,162
                                                     ------------        ------------         -----------         -----------
                                                     ------------        ------------         -----------         -----------
*<F61>  Including undistributed net investment
          income of                                  $     10,160        $    785,949         $        --         $     5,336
                                                     ------------        ------------         -----------         -----------
                                                     ------------        ------------         -----------         -----------



                                                                                    COUNTRY TAX EXEMPT BOND FUND
                                                                              --------------------------------------
                                                                                SIX MONTHS
                                                                              ENDED 12/31/05              YEAR ENDED
                                                                                (UNAUDITED)                06/30/05
                                                                              --------------              ----------
OPERATIONS:
     Net investment income                                                     $   208,638              $   451,454
     Net realized gain on investments                                               28,729                   62,035
     Net change in unrealized appreciation / depreciation on investments          (246,475)                 (52,121)
                                                                               -----------              -----------
     Net increase (decrease) in net assets resulting from operations                (9,108)                 461,368
                                                                               -----------              -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS Y (NOTE B):
     Net investment income                                                        (205,223)                (449,047)
     Net realized gains on investments                                             (78,136)                 (70,388)
                                                                               -----------              -----------
     Total distributions -- Class Y                                               (283,359)                (519,435)
                                                                               -----------              -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS A (NOTE B):
     Net investment income                                                          (3,540)                  (5,165)
     Net realized gains on investments                                              (1,273)                    (843)
                                                                               -----------              -----------
     Total distributions -- Class A                                                 (4,813)                  (6,008)
                                                                               -----------              -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)                                      (478,856)                (439,131)
                                                                               -----------              -----------
     Total (decrease) in net assets                                               (776,136)                (503,206)
NET ASSETS:
     Beginning of period                                                        13,931,514               14,434,720
                                                                               -----------              -----------
     End of period *<F62>                                                      $13,155,378              $13,931,514
                                                                               -----------              -----------
                                                                               -----------              -----------
     *<F62>  Including undistributed net investment income of                  $     3,395              $     3,520
                                                                               -----------              -----------
                                                                               -----------              -----------


                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS



                                                        COUNTRY SHORT-TERM BOND FUND                 COUNTRY BOND FUND
                                                     -------------------------------         -------------------------------
                                                       SIX MONTHS                              SIX MONTHS
                                                     ENDED 12/31/05       YEAR ENDED         ENDED 12/31/05       YEAR ENDED
                                                      (UNAUDITED)          06/30/05           (UNAUDITED)          06/30/05
                                                     -------------        ----------         --------------       ----------
OPERATIONS:
     Net investment income                            $   850,860         $ 1,242,442         $ 1,089,448         $ 1,843,920
     Net realized gain on investments                     (10,733)            (23,355)             21,243             223,985
     Net change in unrealized appreciation /
       depreciation on investments                       (464,344)           (179,277)         (1,138,324)            454,150
                                                      -----------         -----------         -----------         -----------
     Net increase (decrease) in net assets
       resulting from operations                          375,783           1,039,810             (27,633)          2,522,055
                                                      -----------         -----------         -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM CLASS Y (NOTE B):
     Net investment income                               (863,639)         (1,296,397)         (1,043,698)         (1,768,080)
     Net realized gains on investments                         --                  --             (49,130)           (395,165)
                                                      -----------         -----------         -----------         -----------
     Total distributions -- Class Y                      (863,639)         (1,296,397)         (1,092,828)         (2,163,245)
                                                      -----------         -----------         -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM CLASS A (NOTE B):
     Net investment income                                (33,098)            (49,797)            (63,098)            (96,786)
     Net realized gains on investments                         --                  --              (2,926)            (21,076)
                                                      -----------         -----------         -----------         -----------
     Total distributions -- Class A                       (33,098)            (49,797)            (66,024)           (117,862)
                                                      -----------         -----------         -----------         -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)              643,371          11,222,954           5,728,540           8,923,977
                                                      -----------         -----------         -----------         -----------
     Total increase in net assets                         122,417          10,916,570           4,542,055           9,164,925
NET ASSETS:
     Beginning of period                               51,700,202          40,783,632          50,970,392          41,805,467
                                                      -----------         -----------         -----------         -----------
     End of period *<F63>                             $51,822,619         $51,700,202         $55,512,447         $50,970,392
                                                      -----------         -----------         -----------         -----------
                                                      -----------         -----------         -----------         -----------
*<F63> Including undistributed net investment
  income of                                           $        --         $    12,494         $        --         $    15,993
                                                      -----------         -----------         -----------         -----------
                                                      -----------         -----------         -----------         -----------


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.


                                                                              COUNTRY GROWTH FUND
                                               -----------------------------------------------------------------------------
                                                SIX MONTHS ENDED                      YEARS ENDED JUNE 30,
                                               DECEMBER 31, 2005    --------------------------------------------------------
                                                  (UNAUDITED)       2005         2004         2003           2002       2001
                                               -----------------    ----         ----         ----           ----       ----
CLASS Y SHARES
Net asset value, beginning of year                 $  23.44       $  22.28      $  19.24    $  19.48      $  22.58      $  27.41
                                                   --------       --------      --------    --------       --------     --------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                             0.11           0.21          0.14        0.14          0.12          0.14
     Net realized and unrealized gains (losses)        0.90           1.17          3.03       (0.26)        (3.06)        (1.08)
                                                   --------       --------      --------    --------       --------     --------
      Total from investment operations                 1.01           1.38          3.17       (0.12)        (2.94)        (0.94)
                                                   --------       --------      --------    --------       --------     --------
     LESS DISTRIBUTIONS
     Dividends from net investment income             (0.20)         (0.22)        (0.13)      (0.12)         (0.13)       (0.15)
     Distributions from capital gains                 (0.50)            --            --          --          (0.03)       (3.74)
                                                   --------       --------      --------    --------       --------     --------
          Total distributions                         (0.70)         (0.22)        (0.13)      (0.12)         (0.16)       (3.89)
                                                   --------       --------      --------    --------       --------     --------
Net asset value, end of year                       $  23.75       $  23.44      $  22.28    $  19.24       $  19.48     $  22.58
                                                   --------       --------      --------    --------       --------     --------
                                                   --------       --------      --------    --------       --------     --------
TOTAL INVESTMENT RETURN                                4.30%          6.23%        16.54%      -0.58%       -13.10%        -3.87%
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)          $200,145       $190,955      $175,300    $150,560       $157,630     $180,856
     Ratio of expenses to average net assets:
          Before expense waiver                        1.24%*<F68>    1.25%         1.25%       1.16%         1.06%         1.12%
          After expense waiver                         1.23%*<F68>    1.24%         1.24%       1.14%         1.04%         1.10%
     Ratio of net investment income to average
       net assets:
          Before expense waiver                        0.87%*<F68>    0.92%         0.64%       0.78%         0.54%         0.53%
          After expense waiver                         0.88%*<F68>    0.93%         0.65%       0.80%         0.56%         0.55%
     Portfolio turnover rate(2)<F65>                   7.92%         14.57%        12.41%       9.94%        17.24%        22.23%



                                                                               COUNTRY GROWTH FUND
                                             --------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                                                 MARCH 1, 2002(1)<F64>
                                             DECEMBER 31, 2005   YEAR ENDED      YEAR ENDED       YEAR ENDED         THROUGH
                                                (UNAUDITED)     JUNE 30, 2005   JUNE 30, 2004   JUNE 30, 2003     JUNE 30, 2002
                                             -----------------  -------------   -------------   ------------- ---------------------
CLASS A SHARES
Net asset value, beginning of period               $ 23.46          $22.30          $19.26          $19.47           $21.59
                                                   -------           ------         ------          ------           ------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                            0.12            0.23            0.14            0.14(3)<F66>     0.01
     Net realized and unrealized gains (losses)       0.89            1.15            3.03           (0.23)           (2.13)
                                                   -------           ------         ------          ------           ------
          Total from investment operations            1.01            1.38            3.17           (0.09)           (2.12)
                                                   -------           ------         ------          ------           ------
     LESS DISTRIBUTIONS
     Dividends from net investment income            (0.20)           (0.22)         (0.13)          (0.12)              --
     Distributions from capital gains                (0.50)              --             --              --               --
                                                   -------           ------         ------          ------           ------
          Total distributions                        (0.70)           (0.22)         (0.13)          (0.12)              --
                                                   -------           ------         ------          ------           ------
Net asset value, end of period                     $ 23.77           $23.46         $22.30          $19.26           $19.47
                                                   -------           ------         ------          ------           ------
                                                   -------           ------         ------          ------           ------
TOTAL INVESTMENT RETURN(4)<F67>                       4.30%           6.22%          16.52%          -0.42%           -9.82%
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)          $11,523           $9,594         $6,175          $2,375           $  819
     Ratio of expenses to average net assets:
          Before expense waiver                       1.24%*<F68>     1.25%           1.25%           1.16%            1.06%*<F68>
          After expense waiver                        1.23%*<F68>     1.24%           1.24%           1.14%            1.04%*<F68>
     Ratio of net investment income to average
       net assets:
          Before expense waiver                       0.87%*<F68>     0.92%           0.64%           0.78%            0.54%*<F68>
          After expense waiver                        0.88%*<F68>     0.93%           0.65%           0.80%            0.56%*<F68>
     Portfolio turnover rate(2)<F65>                  7.92%          14.57%          12.41%           9.94%           17.24%

(1)<F64>  Class A inception date.
(2)<F65>  Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F66>  Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout the period.
4)<F67>   Total investment return does not reflect sales load.
*<F68>    Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.



                                                                              COUNTRY BALANCED FUND
                                                   --------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                     YEARS ENDED JUNE 30,
                                                  DECEMBER 31, 2005   ---------------------------------------------------------
                                                    (UNAUDITED)       2005          2004        2003       2002       2001(3)<F71>
                                                    -----------       ----          ----        ----       ----       ------------
CLASS Y SHARES
Net asset value, beginning of year                       $15.25       $14.80       $13.77        $13.50     $15.00        $16.95
                                                         ------       ------        ------       ------      ------       ------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                 0.13         0.26         0.24          0.24       0.25          0.31
     Net realized and unrealized gains (losses)            0.24         0.62         1.06          0.28      (1.47)        (0.49)
                                                         ------       ------        ------       ------      ------       ------
          Total from investment operations                 0.37         0.88         1.30          0.52      (1.22)        (0.18)
                                                         ------       ------        ------       ------      ------       ------
     LESS DISTRIBUTIONS
     Dividends from net investment income                 (0.17)       (0.27)       (0.23)        (0.25)     (0.24)        (0.31)
     Distributions from capital gains                     (0.15)       (0.16)       (0.04)        --         (0.04)        (1.46)
                                                         ------       ------        ------       ------      ------       ------
          Total distributions                             (0.32)       (0.43)       (0.27)        (0.25)     (0.28)        (1.77)
                                                         ------       ------        ------       ------      ------       ------
Net asset value, end of year                             $15.30       $15.25       $14.80        $13.77     $13.50        $15.00
                                                         ------       ------        ------       ------      ------       ------
                                                         ------       ------        ------       ------      ------       ------
TOTAL INVESTMENT RETURN                                    2.39%        6.04%        9.56%         3.98%     -8.23%        -1.24%
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)               $20,170      $21,238       $20,603      $19,128     $19,596      $19,929
     Ratio of expenses to average net assets:
          Before expense waiver                            1.37%*<F73>  1.37%        1.26%         1.47%      1.41%         1.34%
          After expense waiver                             1.35%*<F73>  1.35%        1.24%         1.45%      1.39%         1.32%
     Ratio of net investment income to average net assets:
          Before expense waiver                            1.63%*<F73>  1.73%        1.61%         1.85%      1.72%         1.89%
          After expense waiver                             1.65%*<F73>  1.75%        1.63%         1.87%      1.74%         1.91%
     Portfolio turnover rate(2)<F70>                       9.96%       16.66%       32.37%        19.91%     16.75%        19.78%






                                                                           COUNTRY BALANCED FUND
                                          --------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                                                  MARCH 1, 2002(1)<F69>
                                          DECEMBER 31, 2005    YEAR ENDED      YEAR ENDED      YEAR ENDED          THROUGH
                                             (UNAUDITED)      JUNE 30, 2005  JUNE 30, 2004    JUNE 30, 2003     JUNE 30, 2002
                                          -----------------   -------------  -------------    -------------     -------------
CLASS A SHARES
Net asset value, beginning of period                 $15.30          $14.84        $13.81          $13.54            $14.59
                                                      ------         ------         ------         ------            ------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                             0.13            0.26          0.24            0.25              0.05
     Net realized and unrealized gains (losses)        0.24            0.63          1.06            0.27             (1.05)
                                                      ------         ------         ------         ------            ------
          Total from investment operations             0.37            0.89          1.30            0.52             (1.00)
                                                      ------         ------         ------         ------            ------
     LESS DISTRIBUTIONS
     Dividends from net investment income              (0.17)         (0.27)         (0.23)         (0.25)            (0.05)
     Distributions from capital gains                  (0.15)         (0.16)         (0.04)            --                --
                                                      ------         ------         ------         ------            ------
          Total distributions                          (0.32)         (0.43)         (0.27)         (0.25)            (0.05)
                                                      ------         ------         ------         ------            ------
Net asset value, end of period                        $15.35         $15.30         $14.84         $13.81            $13.54
                                                      ------         ------         ------         ------            ------
                                                      ------         ------         ------         ------            ------
TOTAL INVESTMENT RETURN(4)<F72>                        2.38%           6.09%         9.53%           3.97%            -6.84%
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)             $4,579         $4,071         $2,617         $1,006             $ 310
     Ratio of expenses to average net assets:
          Before expense waiver                        1.37%*<F73>     1.37%         1.26%           1.47%             1.41%*<F73>
          After expense waiver                         1.35%*<F73>     1.35%         1.24%           1.45%             1.39%*<F73>
     Ratio of net investment income to average
       net assets:
          Before expense waiver                        1.63%*<F73>     1.73%         1.61%           1.85%             1.72%*<F73>
          After expense waiver                         1.65%*<F73>     1.75%         1.63%           1.87%             1.74%*<F73>
     Portfolio turnover rate(2)<F70>                   9.96%          16.66%        32.37%          19.91%            16.75%


(1)<F69>  Class A inception date.
(2)<F70> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F71> Prior to October 31, 2001, the COUNTRY Balanced Fund was known as the COUNTRY Asset Allocation Fund.
(4)<F72>  Total investment return does not reflect sales load.
*<F73>    Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.



                                                                          COUNTRY TAX EXEMPT BOND FUND
                                              --------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                       YEARS ENDED JUNE 30,
                                              DECEMBER 31, 2005    -----------------------------------------------------------
                                                (UNAUDITED)        2005          2004         2003          2002          2001
                                              -----------------    ----          ----         ----          ----          ----
CLASS Y SHARES
Net asset value, beginning of year                 $  8.63       $  8.66       $  9.07       $  8.87      $  8.74        $  8.53
                                                   -------       -------       -------       -------      -------        -------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                            0.13          0.27          0.27          0.23         0.30           0.37
     Net realized and unrealized gains (losses)      (0.14)         0.02         (0.31)         0.30         0.18           0.28
                                                   -------       -------       -------       -------      -------        -------
          Total from investment operations           (0.01)         0.29         (0.04)         0.53         0.48           0.65
                                                   -------       -------       -------       -------      -------        -------
     LESS DISTRIBUTIONS
     Dividends from net investment income            (0.13)        (0.28)        (0.27)        (0.23)       (0.30)         (0.37)
     Distributions from capital gains                (0.05)        (0.04)        (0.10)        (0.10)       (0.05)         (0.07)
                                                   -------       -------       -------       -------      -------        -------
          Total distributions                        (0.18)        (0.32)        (0.37)        (0.33)       (0.35)         (0.44)
                                                   -------       -------       -------       -------      -------        -------
Net asset value, end of year                       $  8.44       $  8.63       $  8.66       $  9.07      $  8.87        $  8.74
                                                   -------       -------       -------       -------      -------        -------
                                                   -------       -------       -------       -------      -------        -------
TOTAL INVESTMENT RETURN                              -0.08%         3.37%        -0.44%        6.07%         5.54%          7.73%
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)          $12,896       $13,721       $14,230       $15,096      $14,986        $15,998
     Ratio of expenses to average net assets:
          Before expense waiver                       1.15%*<F78>   1.16%         1.06%        1.63%         1.26%          1.26%
          After expense waiver                        0.85%*<F78>   0.85%         0.88%        1.61%         1.23%          0.85%
     Ratio of net investment income to average
       net assets:
          Before expense waiver                       2.78%*<F78>   2.83%         2.89%        2.50%         3.31%          3.81%
          After expense waiver                        3.08%*<F78>   3.14%         3.07%        2.52%         3.34%          4.22%
     Portfolio turnover rate(2)<F75>                 13.91%        18.61%        26.49%       12.65%        43.39%         35.37%




                                                                       COUNTRY TAX EXEMPT BOND FUND
                                         ----------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                                                  MARCH 1, 2002(1)<F74>
                                         DECEMBER 31, 2005     YEAR ENDED       YEAR ENDED     YEAR ENDED          THROUGH
                                            (UNAUDITED)       JUNE 30, 2005   JUNE 30, 2004   JUNE 30, 2003     JUNE 30, 2002
                                         -----------------    -------------   -------------   ------------- ---------------------
CLASS A SHARES
Net asset value, beginning of period             $ 8.66            $ 8.71           $ 9.10         $ 8.90             $ 8.83
                                                 ------            ------           ------         ------             ------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                        0.13               0.27             0.27           0.23               0.07
     Net realized and unrealized gains (losses)   (0.13)               --            (0.29)          0.30               0.07
                                                 ------            ------           ------         ------             ------
          Total from investment operations         0.00(4)<F77>      0.27            (0.02)          0.53               0.14
                                                 ------            ------           ------         ------             ------
     LESS DISTRIBUTIONS
     Dividends from net investment income         (0.13)            (0.28)           (0.27)         (0.23)             (0.07)
     Distributions from capital gains             (0.05)            (0.04)           (0.10)         (0.10)                --
                                                 ------            ------           ------         ------             ------
          Total distributions                     (0.18)            (0.32)           (0.37)         (0.33)             (0.07)
                                                 ------            ------           ------         ------             ------
Net asset value, end of period                   $ 8.48            $ 8.66           $ 8.71         $ 9.10             $ 8.90
                                                 ------            ------           ------         ------             ------
                                                 ------            ------           ------         ------             ------
TOTAL INVESTMENT RETURN(3)<F76>                    0.04%             3.12%           -0.21%          6.05%              1.61%
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)        $  259            $  211           $  205         $   98             $   11
     Ratio of expenses to average net assets:
          Before expense waiver                    1.15%*<F78>       1.16%            1.06%          1.63%              1.26%*<F78>
          After expense waiver                     0.85%*            0.85%            0.88%          1.61%              1.23%*<F78>
     Ratio of net investment income to
       average net assets:
          Before expense waiver                    2.78%*<F78>       2.83%            2.89%          2.50%              3.31%*<F78>
          After expense waiver                     3.08%*<F78>       3.14%            3.07%          2.52%              3.34%*<F78>
     Portfolio turnover rate(2)<F75>              13.91%            18.61%           26.49%         12.65%             43.39%



(1)<F74>  Class A inception date.
(2)<F75> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F76>  Total investment return does not reflect sales load.
(4)<F77>  Amount less than $0.005 per share.
*<F78>    Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.


                                                                        COUNTRY SHORT-TERM BOND FUND
                                             ------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                        YEARS ENDED JUNE 30,
                                             DECEMBER 31, 2005  -----------------------------------------------------------------
                                                (UNAUDITED)       2005         2004          2003           2002     2001(3)<F81>
                                             -----------------    ----         ----          ----           ----     ------------
CLASS Y SHARES
Net asset value, beginning of year                 $ 10.06      $ 10.12      $ 10.42       $ 10.37         $ 10.18       $  9.91
                                                   -------      -------       -------      -------         -------       -------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                            0.16         0.27         0.30          0.32            0.42          0.52
     Net realized and unrealized gains (losses)      (0.09)       (0.04)        (0.23)        0.13            0.21          0.27
                                                   -------      -------       -------      -------         -------       -------
          Total from investment operations            0.07         0.23          0.07         0.45            0.63          0.79
                                                   -------      -------       -------      -------         -------       -------
     LESS DISTRIBUTIONS
     Dividends from net investment income            (0.17)       (0.29)        (0.33)       (0.32)          (0.42)        (0.52)
     Distributions from capital gains                   --           --         (0.04)       (0.08)          (0.02)           --
                                                   -------      -------       -------      -------         -------       -------
          Total distributions                        (0.17)       (0.29)        (0.37)       (0.40)          (0.44)        (0.52)
                                                   -------      -------       -------      -------         -------       -------
Net asset value, end of year                       $  9.96      $ 10.06       $ 10.12      $ 10.42         $ 10.37       $ 10.18
                                                   -------      -------       -------      -------         -------       -------
                                                   -------      -------       -------      -------         -------       -------
TOTAL INVESTMENT RETURN                               0.71%        2.34%         0.76%        4.42%           6.37%         8.13%
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)          $49,792      $49,842       $39,410      $40,345         $33,410       $28,254
     Ratio of expenses to average net assets:
          Before expense waiver                       0.97%*<F83>  0.98%         0.93%        0.96%           0.89%         0.99%
          After expense waiver                        0.85%*<F83>  0.85%         0.85%        0.85%           0.84%         0.85%
     Ratio of net investment income to average
       net assets:
          Before expense waiver                       3.08%*<F83>  2.58%         2.75%        3.00%           4.04%         4.97%
          After expense waiver                        3.20%*<F83>  2.71%         2.83%        3.11%           4.09%         5.11%
     Portfolio turnover rate(2)<F80>                 13.43%       43.20%        67.46%       46.94%          74.60%        14.09%




                                                                       COUNTRY SHORT-TERM BOND FUND
                                        ------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED                                                    MARCH 1, 2002(1)<F79>
                                        DECEMBER 31, 2005    YEAR ENDED       YEAR ENDED       YEAR ENDED           THROUGH
                                           (UNAUDITED)      JUNE 30, 2005   JUNE 30, 2004     JUNE 30, 2003      JUNE 30, 2002
                                        -----------------   -------------   -------------     -------------  ---------------------
CLASS A SHARES
Net asset value, beginning of period            $10.12           $10.18         $10.48           $10.42               $10.31
                                                ------           ------         ------           ------               ------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                        0.16             0.27           0.30             0.32                 0.06
     Net realized and unrealized gains (losses)  (0.09)           (0.04)         (0.23)            0.14                 0.11
                                                ------           ------         ------           ------               ------
          Total from investment operations        0.07             0.23           0.07             0.46                 0.17
                                                ------           ------         ------           ------               ------
     LESS DISTRIBUTIONS
     Dividends from net investment income        (0.17)           (0.29)         (0.33)           (0.32)               (0.06)
     Distributions from capital gains               --               --          (0.04)           (0.08)                  --
                                                ------           ------         ------           ------               ------
          Total distributions                    (0.17)           (0.29)         (0.37)           (0.40)               (0.06)
                                                ------           ------         ------           ------               ------
Net asset value, end of period                  $10.02           $10.12         $10.18           $10.48               $10.42
                                                ------           ------         ------           ------               ------
                                                ------           ------         ------           ------               ------
TOTAL INVESTMENT RETURN(4)<F82>                   0.71%            2.32%          0.86%            4.50%                1.64%
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)       $2,031           $1,858         $1,374             $920                 $113
     Ratio of expenses to average net assets:
          Before expense waiver                   0.97%*<F83>      0.98%          0.93%            0.96%                0.89%*<F83>
          After expense waiver                    0.85%*<F83>      0.85%          0.85%            0.85%                0.84%*<F83>
     Ratio of net investment income to
       average net assets:
          Before expense waiver                   3.08%*<F83>      2.58%          2.75%            3.00%                4.04%*<F83>
          After expense waiver                    3.20%*<F83>      2.71%          2.83%            3.11%                4.09%*<F83>
     Portfolio turnover rate(2)<F80>             13.43%           43.20%         67.46%           46.94%               74.60%


(1)<F79>  Class A inception date
(2)<F80> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F81> Prior to October 31, 2001, the COUNTRY Short-Term Bond Fund was known as the COUNTRY Short-Term Government Bond Fund.
(4)<F82>  Total investment return does not reflect sales load.
*<F83>    Annualized

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.



                                                                            COUNTRY BOND FUND
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                           YEARS ENDED JUNE 30,
                                          DECEMBER 31, 2005     -----------------------------------------------------------------
                                            (UNAUDITED)         2005           2004           2003          2002     2001(3)<F86>
                                          -----------------     ----           ----           ----          ----     ------------
CLASS Y SHARES
Net asset value, beginning of year             $10.34          $10.28          $10.98         $10.46        $10.28        $ 9.75
                                               ------          ------          ------         ------        ------        ------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                       0.21            0.41           0.43            0.45          0.52          0.57
     Net realized and unrealized
       gains (losses)                           (0.22)           0.17           (0.40)          0.53          0.30          0.53
                                               ------          ------          ------         ------        ------        ------
          Total from investment operations      (0.01)           0.58            0.03           0.98          0.82          1.10
                                               ------          ------          ------         ------        ------        ------
     LESS DISTRIBUTIONS
     Dividends from net investment income       (0.22)          (0.42)          (0.42)         (0.45)        (0.52)        (0.57)
     Distributions from capital gains           (0.01)          (0.10)          (0.31)         (0.01)        (0.12)           --
                                               ------          ------          ------         ------        ------        ------
          Total distributions                   (0.23)          (0.52)          (0.73)         (0.46)        (0.64)        (0.57)
                                               ------          ------          ------         ------        ------        ------
Net asset value, end of year                   $10.10          $10.34          $10.28         $10.98        $10.46        $10.28
                                               ------          ------          ------         ------        ------        ------
                                               ------          ------          ------         ------        ------        ------
TOTAL INVESTMENT RETURN                         -0.11%           5.74%           0.43%          9.59%         8.15%        11.49%
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)     $52,341         $48,166          $39,813       $47,784       $47,149       $43,909
     Ratio of expenses to average net assets:
          Before expense waiver                  1.23%*<F88>     1.24%           1.18%          1.12%         1.11%         1.17%
          After expense waiver                   0.85%*<F88>     0.85%           0.85%          0.85%         0.85%         0.85%
     Ratio of net investment income to
       average net assets:
          Before expense waiver                  3.84%*<F88>     3.61%           3.74%          3.88%         4.67%         5.29%
          After expense waiver                   4.22%*<F88>     4.00%           4.07%          4.15%         4.93%         5.61%
     Portfolio turnover rate(2)<F85>             9.10%          27.37%          77.46%         74.73%        37.75%        49.90%





                                                                             COUNTRY BOND FUND
                                         ----------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                                                  MARCH 1, 2002(1)<F84>
                                         DECEMBER 31, 2005    YEAR ENDED      YEAR ENDED      YEAR ENDED           THROUGH
                                            (UNAUDITED)      JUNE 30, 2005  JUNE 30, 2004   JUNE 30, 2003       JUNE 30, 2002
                                         -----------------   -------------  -------------   -------------   ---------------------
CLASS A SHARES
Net asset value, beginning of period           $10.42            $10.36          $11.05          $10.54            $10.38
                                               ------            ------          ------          ------            ------
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                       0.21              0.41            0.43            0.45              0.08
     Net realized and unrealized gains (losses) (0.22)             0.17           (0.39)           0.52              0.16
                                               ------            ------          ------          ------            ------
          Total from investment operations      (0.01)             0.58            0.04            0.97              0.24
                                               ------            ------          ------          ------            ------
     LESS DISTRIBUTIONS
     Dividends from net investment income       (0.22)            (0.42)          (0.42)          (0.45)            (0.08)
     Distributions from capital gains           (0.01)            (0.10)          (0.31)          (0.01)               --
                                               ------            ------          ------          ------            ------
          Total distributions                   (0.23)            (0.52)          (0.73)          (0.46)            (0.08)
                                               ------            ------          ------          ------            ------
Net asset value, end of period                 $10.18            $10.42          $10.36          $11.05            $10.54
                                               ------            ------          ------          ------            ------
                                               ------            ------          ------          ------            ------
TOTAL INVESTMENT RETURN(4)<F87>                 -0.11%             5.69%           0.53%           9.42%             2.30%
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)      $3,172            $2,804          $1,993          $1,137            $  141
     Ratio of expenses to average net assets:
          Before expense waiver                  1.23%*<F88>       1.24%           1.18%           1.12%             1.11%*<F88>
          After expense waiver                   0.85%*<F88>       0.85%           0.85%           0.85%             0.85%*<F88>
     Ratio of net investment income to
       average net assets:
          Before expense waiver                  3.84%*<F88>       3.61%           3.74%           3.88%             4.67%*<F88>
          After expense waiver                   4.22%*<F88>       4.00%           4.07%           4.15%             4.93%*<F88>
     Portfolio turnover rate(2)<F85>             9.10%            27.37%          77.46%          74.73%            37.75%


(1)<F84>  Class A inception date.
(2)<F85> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F86> Prior to October 31, 2001, the COUNTRY Bond Fund was known as the COUNTRY Long-Term Bond Fund.
(4)<F87>  Total investment return does not reflect sales load.
*<F88>    Annualized.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- NOTES TO FINANCIAL STATEMENTS December 31, 2005 (unaudited)

NOTE (A) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: The COUNTRY Mutual Funds Trust represent a series of nine funds (referred to herein as "Funds"). Each of the Funds has distinct investment objectives and policies. These financial statements contain five of the nine Funds. The five Funds are as follows: COUNTRY Growth Fund ("Growth Fund"); COUNTRY Balanced Fund ("Balanced Fund"); COUNTRY Tax Exempt Bond Fund ("Tax Exempt Bond Fund"); COUNTRY Short-Term Bond Fund ("Short-Term Bond Fund"); and COUNTRY Bond Fund ("Bond Fund"). The COUNTRY Mutual Funds Trust was organized as a business trust under the laws of Delaware on August 13, 2001. The Funds (formerly operated through four corporations) were reorganized as a series of the trust effective October 31, 2001. The Funds are registered under the Investment Company Act of 1940 (the "Act"), as amended, as diversified, open-ended management investment companies.

The Funds offer Class A and Class Y shares. Class A shares are sold with a front-end sales charge. Class Y shares have no sales charge and are offered only to qualifying institutional investors and shareholders of any COUNTRY Fund on or before March 1, 2002 who have continuously owned shares of any COUNTRY Fund since that date and to certain others who meet the standards set out in the Funds' Prospectus.

Class A shares sales charge is calculated as follows:

                                        SALES CHARGE
                                           AS % OF
       AMOUNT OF TRANSACTION           OFFERING PRICE
       ---------------------            -------------
GROWTH AND BALANCED
Up to $49,999                                5.50%
$50,000-$99,999                              4.50%
$100,000-$249,999                            3.50%
$250,000-$499,999                            2.50%
$500,000-$999,999                            2.00%
$1,000,000 & Above                              0%

TAX EXEMPT BOND AND BOND
Up to $49,999                                4.25%
$50,000-$99,999                              4.00%
$100,000-$249,999                            3.50%
$250,000-$499,999                            2.50%
$500,000-$999,999                            2.00%
$1,000,000 & Above                              0%

SHORT-TERM BOND
Up to $49,999                                2.50%
$50,000-$99,999                              2.00%
$100,000-$249,999                            1.50%
$250,000-$499,999                            1.00%
$500,000-$999,999                            0.75%
$1,000,000 & Above                              0%

The Funds' prospectus provides descriptions of each Fund's investment goals and principal strategies. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

     (1) SECURITY VALUATION: In valuing a Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. Securities primarily traded in the Nasdaq National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last bid price on the day of valuation. Over-the-counter securities not listed on the Nasdaq National Market System are valued at the mean of the current bid and asked prices. Securities other than short-term securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. Short-term investments, such as those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates fair market value. Securities may be valued at fair value as determined in good faith by the Board of Trustees.

     (2) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily and adjusted, if necessary, for accretion of discount and amortization of premium. Securities transactions are accounted for on the trade date basis. Gains or losses on the sale of securities are determined by use of the specific identification method for both financial reporting and income tax purposes.

     (3) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and intend to distribute substantially all of their net taxable income annually. Accordingly, no provisions for Federal income taxes have been recorded in the accompanying financial statements.

     (4) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

     (5) OTHER: Expenses shared by the Trust are allocated to each Fund based upon relative net assets. Expenses directly attributable to a Fund are charged to operations. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon relative net assets. Expenses directly attributable to a class of shares are charged to that class.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The Growth Fund declares and distributes net investment income dividends to shareholders twice a year. The Balanced Fund, the Tax Exempt Bond Fund, the Short-Term Bond Fund and the Bond Fund declare and distribute net investment income dividends to shareholders monthly. Dividends are automatically reinvested in additional Fund shares, at the then current net asset value, for those shareholders that have elected the reinvestment option. Net realized gains from investment transactions, if any, of all Funds are generally distributed twice a year.

For the year ended June 30, 2005, the Tax Exempt Bond Fund designated 100% of its income distributions as tax exempt interest dividends.

NOTE (C) CAPITAL STOCK: At December 31, 2005, each of the Funds is authorized to issue an unlimited number of shares. Transactions in capital stock were as follows:



                                                     GROWTH FUND                                  BALANCED FUND
                                       -------------------------------------------     ---------------------------------------
                                        SIX MONTHS ENDED            YEAR ENDED          SIX MONTHS ENDED         YEAR ENDED
                                        DECEMBER 31, 2005          JUNE 30, 2005        DECEMBER 31, 2005      JUNE 30, 2005
                                       ------------------        -----------------     -------------------    ----------------
                                       SHARES     AMOUNT         SHARES     AMOUNT     SHARES       AMOUNT    SHARES    AMOUNT
                                       ------     ------         ------     ------     ------       ------    ------    ------
Class A
     Shares sold                       88,231  $ 2,108,532    166,007   $ 3,765,640    44,419  $   684,827   106,247   $1,596,160
     Shares issued through
       reinvestment of dividends       13,439      321,150      2,948        66,196     5,906       90,873     6,110       91,896
     Shares redeemed                  (25,761)    (615,250)   (36,966)     (839,777)  (18,186)    (280,513)  (22,557)    (340,076)
                                     --------  -----------   --------   -----------   -------  -----------  --------   ----------
Total Class A transactions             75,909    1,814,432    131,989     2,992,059    32,139      495,187    89,800    1,347,980
                                     --------  -----------   --------   -----------   -------  -----------  --------   ----------
Class Y
     Shares sold                      502,126   11,983,836  1,075,349    24,506,792    59,748      921,585   159,967    2,392,353
     Shares issued through
       reinvestment of dividends      225,321    5,380,941     70,247     1,571,056    24,252      371,989    36,085      540,198
     Shares redeemed                 (445,532) (10,642,466)  (866,927)  (19,690,467) (158,574)  (2,431,428) (195,750)  (2,932,704)
                                     --------  -----------  --------   -----------   -------  ------------  --------   ----------
Total Class Y transactions            281,915    6,722,311   278,669     6,387,381   (74,574)   (1,137,854)      302         (153)
                                     --------  -----------  --------   -----------   -------  ------------  --------   ----------
Net increase (decrease) in
  capital stock                       357,824  $ 8,536,743   410,658   $ 9,379,440   (42,435) $   (642,667)   90,102   $1,347,827
                                     --------  -----------  --------   -----------   -------  ------------  --------   ----------
                                     --------  -----------  --------   -----------   -------  ------------  --------   ----------



                                                                      TAX EXEMPT BOND FUND
                                                ----------------------------------------------------------------
                                                     SIX MONTHS ENDED                          YEAR ENDED
                                                    DECEMBER 31, 2005                         JUNE 30, 2005
                                                -------------------------               -------------------------
                                                SHARES             AMOUNT               SHARES             AMOUNT
                                                ------             ------               ------             ------
Class A
     Shares sold                                  7,564             $64,247              12,236          $  105,935
     Shares issued through reinvestment
       of dividends                                 565               4,810                 691               6,008
     Shares redeemed                             (1,820)            (15,505)            (12,130)           (106,334)
                                                -------           ---------            --------          ----------
Total Class A transactions                        6,309              53,552                 797               5,609
                                                -------           ---------            --------          ----------
Class Y
     Shares sold                                  4,472              37,950              48,330             421,445
     Shares issued through reinvestment
       of dividends                              23,917             202,731              42,995             372,662
     Shares redeemed                            (90,749)           (773,089)           (142,799)         (1,238,847)
                                                -------           ---------            --------          ----------
Total Class Y transactions                      (62,360)           (532,408)            (51,474)           (444,740)
                                                -------           ---------            --------          ----------
Net decrease in capital stock                   (56,051)          $(478,856)            (50,677)         $ (439,131)
                                                -------           ---------            --------          ----------
                                                -------           ---------            --------          ----------




                                              SHORT-TERM BOND FUND                                 BOND FUND
                                     -----------------------------------------     --------------------------------------
                                      SIX MONTHS ENDED         YEAR ENDED           SIX MONTHS ENDED           YEAR ENDED
                                     DECEMBER 31, 2005        JUNE 30, 2005         DECEMBER 31, 2005        JUNE 30, 2005
                                     -----------------    --------------------     ------------------      -----------------
                                     SHARES     AMOUNT    SHARES        AMOUNT     SHARES      AMOUNT       SHARES    AMOUNT
                                     ------     ------    ------        ------     ------      ------       ------    ------
Class A
     Shares sold                     27,144  $  273,098     67,280  $   685,015     48,123   $  492,386      99,800  $ 1,039,167
     Shares issued through
       reinvestment of dividends      3,293      33,075      4,899       49,724      6,447       65,941      11,337      117,676
     Shares redeemed                (11,378)   (114,494)   (23,494)    (238,186)   (12,073)    (123,406)    (34,461)    (358,524)
                                   --------  ----------  ---------  -----------   --------   ----------   ---------  -----------
Total Class A transactions           19,059     191,679     48,685      496,553     42,497      434,921      76,676     798,319
                                   --------  ----------  ---------  -----------   --------   ----------   ---------  -----------
Class Y
     Shares sold                    710,104   7,110,612  1,677,817   16,965,429    969,975    9,840,836   1,285,697   13,291,459
     Shares issued through
       reinvestment of dividends     76,040     759,558    107,576    1,085,663     99,902    1,013,988     191,876    1,976,604
     Shares redeemed               (741,781) (7,418,478)  (724,835)  (7,324,691)  (545,476)  (5,561,205)   (691,816)  (7,142,405)
                                   --------  ----------  ---------  -----------   --------   ----------   ---------  -----------
Total Class Y transactions           44,363     451,692  1,060,558   10,726,401    524,401    5,293,619     785,757    8,125,658
                                   --------  ----------  ---------  -----------   --------   ----------   ---------  -----------
Net increase (decrease) in
  capital stock                      63,422  $  643,371  1,109,243  $11,222,954    566,898   $5,728,540     862,433  $ 8,923,977
                                   --------  ----------  ---------  -----------   --------   ----------   ---------  -----------
                                   --------  ----------  ---------  -----------   --------   ----------   ---------  -----------



NOTE (D) INVESTMENT TRANSACTIONS: Purchases and sales of investment securities, other than U.S. government obligations and short-term investments, for the six months ended December 30, 2005 were as follows:

                                        PURCHASES             SALES
                                        ---------             -----
Growth Fund                            $13,912,791         $18,937,280
Balanced Fund                          $ 2,139,129         $ 2,304,475
Tax Exempt Bond Fund                   $ 1,800,717         $ 2,473,920
Short-Term Bond Fund                   $ 7,412,441         $ 5,174,845
Bond Fund                              $ 5,885,539         $ 1,855,407

For the six months ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of U.S. government obligations were as follows:

                                   PURCHASES                  SALES
                                   ---------                  -----
Growth Fund                       $        --              $        --
Balanced Fund                     $   548,289              $    54,389
Tax Exempt Bond Fund              $        --              $        --
Short-Term Bond Fund              $ 1,789,560              $   492,813
Bond Fund                         $ 8,764,520              $ 2,336,485

NOTE (E) INCOME TAX INFORMATION: At June 30, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                               TAX EXEMPT       SHORT-TERM
                                           GROWTH FUND      BALANCED FUND      BOND FUND         BOND FUND        BOND FUND
                                           -----------      -------------      ---------         ---------        ---------
Cost of investments                        $146,977,833      $20,792,222       $13,382,401      $52,065,502       $49,300,387
                                           ------------      -----------       -----------      -----------       -----------
                                           ------------      -----------       -----------      -----------       -----------
Gross unrealized appreciation              $ 58,985,979      $ 4,970,683       $   412,580      $   172,388       $ 1,343,807
Gross unrealized depreciation                (5,636,981)        (479,235)          (39,295)        (310,926)          (65,079)
                                           ------------      -----------       -----------      -----------       -----------
Net unrealized appreciation                 $53,348,998      $ 4,491,448       $   373,285      $  (138,538)      $ 1,278,728
                                           ------------      -----------       -----------      -----------       -----------
                                           ------------      -----------       -----------      -----------       -----------
Undistributed tax-exempt income            $         --      $        --       $     3,520      $        --       $        --
Undistributed ordinary income                   785,949            5,336                --           12,494            15,993
Undistributed long-term capital gains           414,815               --            62,041               --            30,288
                                           ------------      -----------       -----------      -----------       -----------
Total distributable earnings                 $1,200,764           $5,336           $65,561          $12,494           $46,281
                                           ------------      -----------       -----------      -----------       -----------
                                           ------------      -----------       -----------      -----------       -----------
Other accumulated losses and temporary
  differences                              $         --      $   (95,030)      $        --      $  (169,290)      $        --
                                           ------------      -----------       -----------      -----------       -----------
Total accumulated earnings                 $ 54,549,762      $ 4,401,754       $   438,846      $  (295,334)      $ 1,325,009
                                           ------------      -----------       -----------      -----------       -----------
                                           ------------      -----------       -----------      -----------       -----------


The tax character of distributions paid during the six months ended December 31, 2005 and the year ended June 30, 2005 were as follows:

                                SIX MONTHS ENDED         FOR THE YEAR ENDED
                               DECEMBER 31, 2005           JUNE 30, 2005
                               -----------------           -------------
GROWTH FUND
Ordinary income                   $1,868,487                 $1,766,623
Long-term capital gain.            4,200,910                         --
                                  ----------                 ----------
                                  $6,069,397                 $1,766,623
                                  ----------                 ----------
                                  ----------                 ----------

                                SIX MONTHS ENDED         FOR THE YEAR ENDED
                               DECEMBER 31, 2005           JUNE 30, 2005
                                ----------------           -------------
BALANCED FUND
Ordinary income.                    $271,157                   $486,131
Long-term capital gain               234,525                    205,521
                                    --------                   --------
                                    $505,682                   $691,652
                                    --------                   --------
                                    --------                   --------

                                SIX MONTHS ENDED         FOR THE YEAR ENDED
                               DECEMBER 31, 2005           JUNE 30, 2005
                               -----------------           -------------
TAX EXEMPT BOND FUND
Tax-exempt income                   $208,763                   $454,212
Ordinary income                           --                     21,968
Long-term capital gain                79,409                     49,263
                                    --------                   --------
                                    $288,172                   $525,443
                                    --------                   --------
                                    --------                   --------

                                SIX MONTHS ENDED         FOR THE YEAR ENDED
                               DECEMBER 31, 2005           JUNE 30, 2005
                               -----------------           -------------
SHORT-TERM BOND FUND
Ordinary income                     $896,737                 $1,346,194
Long-term capital gain                    --                         --
                                    --------                 ----------
                                    $896,737                 $1,346,194
                                    --------                 ----------
                                    --------                 ----------

                                SIX MONTHS ENDED         FOR THE YEAR ENDED
                               DECEMBER 31, 2005           JUNE 30, 2005
                               -----------------           -------------
BOND FUND
Ordinary income                   $1,128,549                 $1,985,680
Long-term capital gain                30,303                    295,427
                                  ----------                 ----------
                                  $1,158,852                 $2,281,107
                                  ----------                 ----------
                                  ----------                 ----------

Capital loss carryovers and post-October loss deferrals as of June 30, 2005 were as follows:

                        NET CAPITAL         CAPITAL LOSS        POST-OCTOBER
                            LOSS             CARRYOVER              LOSS
                     CARRYOVER(1)<F89>       EXPIRATION       DEFERRAL(2)<F90>
                     -----------------      ------------      ----------------
Balanced Fund             $    --                --               $95,030
Short-Term
  Bond Fund               $70,112             06/30/13            $99,178

(1)<F89> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryovers.
(2)<F90>  Loss is recognized for tax purposes on July 1, 2005.

NOTE (F) ADVISORY AND OTHER RELATED PARTY TRANSACTIONS: Under its Advisory Agreements with the Funds, COUNTRY Trust Bank (the "Advisor") provides investment advisory services for the Funds. The Funds pay the Advisor at the following annual percentage rates of the average daily net assets of each Fund:
Growth Fund 0.75%; Balanced Fund 0.75%; Tax Exempt Bond Fund 0.50%; Short-Term Bond Fund 0.50%; and Bond Fund 0.75%. These fees are accrued daily and paid to the Advisor monthly. COUNTRY Trust Bank serves as the Funds' Custodian, without compensation after voluntary waivers. Custody fees waived for Growth Fund, Balanced Fund, Tax Exempt Bond Fund, Short-Term Bond Fund and Bond Fund for the six months ended December 31, 2005 were: $13,595, $2,135, $1,424, $4,530, and
$2,713, respectively.

The Advisor agreed to reduce its fees and reimburse the Short-Term Bond Fund, the Bond Fund and the Tax Exempt Bond Fund to the extent total annualized expenses exceed 0.85% of average daily net assets. This agreement has been in effect for the Short-Term Bond Fund and the Bond Fund since November 1, 1997 as a non-contractual waiver. Effective January 30, 2002, this agreement became contractual. A contractual agreement has been in place for the Tax Exempt Bond Fund since September 25, 2003.

Investment advisory fees, for the six months ended December 31, 2005, were as follows:

                                                              EXPENSES
                               ADVISORY       ADVISORY       REIMBURSED
                                 RATE           FEE       BY ADVISOR*<F91>
                                 ----           ---       ----------------
Growth Fund                    0.75%         $783,884          $    --
Balanced Fund                  0.75%         $ 94,988          $    --
Tax Exempt Bond Fund           0.50%         $ 33,777          $19,104
Short-Term Bond Fund           0.50%         $133,226          $26,327
Bond Fund                      0.75%         $193,493          $95,222

*<F91>    Excludes waiver of custody fees.

At December 31, 2005, 65.6% of the shares outstanding of the Growth Fund, 65.3% of the shares outstanding of the Balanced Fund, 15.04% of the shares outstanding of the Tax Exempt Bond Fund, 93.7% of the shares outstanding of the Short-Term Bond Fund, and 92.7% of the shares outstanding of the Bond Fund are represented by omnibus accounts held for the benefit of the Advisor's clients, including a defined contribution benefit plan sponsored by the Advisor.

The legal counsel to the Funds also serves as in-house counsel to the Advisor and as secretary to the Funds. Legal fees expensed by the Growth Fund, Balanced Fund, Tax Exempt Bond Fund, Short-Term Bond Fund and Bond Fund during the six months ended December 31, 2005 were $25,698, $3,425, $1,874, $6,880, and $6,689, respectively.

NOTE (G) DISTRIBUTION SERVICES AGREEMENTS: Quasar Distributors, LLC serves as the Funds' Distributor. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Funds have each adopted a Plan of Distribution (the "Plans"), effective October 31, 2001. The Plans permit the Funds to pay certain expenses associated with the distribution of their shares. The maximum annual contractual fee under the Plans is 0.25% of the average daily net assets of each Fund. For the six months ended December 31, 2005, the Rule 12b-1 expenses incurred by the Growth Fund, the Balanced Fund, the Tax Exempt Fund, the Short-Term Bond Fund and the Bond Fund were 0.09%, 0.12%, 0.17%, 0.03%, and 0.04%, respectively.

COUNTRY MUTUAL FUNDS -- APPROVAL OF ADVISORY CONTRACT

The Funds' investment advisor is COUNTRY Trust Bank. The Funds and the advisor have entered into investment advisory agreements with respect to each Fund which are renewable annually by the Board of Trustees or by votes of a majority of each Fund's outstanding voting securities. Any such renewals must also be approved by the votes of a majority of each Fund's trustees who are not parties to the agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approvals. The agreements may be terminated without penalty at any time by the Board of Trustees of a Fund, by votes of the shareholders or by the advisor upon sixty days written notice. The agreements terminate automatically if assigned.

In considering the Investment Advisory Agreement, the trustees considered several factors they believed, in their own business judgment, to be relevant in reviewing the Investment Management Services Agreement including but not limited to the investment advisor's cost in providing the service, reasonableness of the investment advisory fees, quality and extent of services provided, and the expense ratios of the Funds relative to other comparable funds.

To assist the Board in its evaluation of the quality of the advisor's services, the Board received a memorandum from the advisor with information factors relevant to the Board's decision on whether to renew the Investment Advisory Agreement. The information below summarizes the Board's consideration in connection with its approval of the Agreement. In deciding to approve the Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below collectively favored such approval.

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the advisor under the Agreement. The advisor's most recent registration form on the Securities and Exchange Commission's Form ADV Part II was provided to the Board. Also reviewed and analyzed by the Board were the background, education and experience of the advisor's key investment personnel as well as portfolio manager compensation issues. The Board further considered the sources of information used by the advisor as the basis for investment advice as well as the methods investment personnel used to evaluation such information. The Board also analyzed and reviewed the trading strategies of the Funds. The Board concluded that these factors supported renewal of the Agreements.

In evaluating the costs of the services provided to the Funds by the advisor, the Board received statistical and other information regarding the Funds' total expense ratio and its various components, including management fees and investment-related expenses. The Board was apprised of increasing audit and legal costs for administration of the Funds and its effect on the expense ratio. The information included a comparison of the Funds' various expenses to Lipper Benchmark industry averages for each particular Fund's peer group industry average. The Board noted that taking into account contractual fee waivers from the advisor, the Funds compared favorably to industry averages. Based on these factors, the Board concluded that the fees under the Agreement were reasonable and fair in light of the nature and quality of the services provided by the advisor.

The Board further reviewed and analyzed the advisor's current compliance program and reviewed summaries of the advisor's policies on such compliance issues as revenue sharing, broker commission allocations, soft dollars, directed brokerage, business continuity, portfolio holdings disclosure policies, and proxy voting policy. The advisor's procedures for market timing and late trading were also reviewed. The Board also considered the extent to which economies of scale would be realized as the Funds grow and the reflection of such economies of scale for the benefit of Fund investors. The advisor communicated to the Board that in its opinion, the growth of the Funds has not yet resulted in substantial economies of scale. The Board concluded that the factors reviewed and analyzed favored approval of the Investment Advisory Agreement.

RESULTS OF ANNUAL STOCKHOLDERS MEETING (unaudited)

The Shareholder Meeting of the Shareholders of COUNTRY Mutual Funds Trust consisting of COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund, COUNTRY Bond Fund, COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Short-Term Bond Fund, and COUNTRY VP Bond Fund, was held on October 31, 2005, at 1701 N. Towanda Avenue, Bloomington, IL. As of August 31, 2005, the record date, the dollar value of shares of common stock outstanding and entitled to vote was $401,256,439.05. The total dollar value of shares represented by proxy or in person at this meeting was $276,556,588.08 or 68.923% of the total dollar value of shares outstanding, which constituted a quorum. The stockholders voted on matter, the election of eight Trustees of the Fund.

The following table provides information concerning the matter voted on at the meeting:

I.   Election of Trustees

     NOMINEE                     VOTES FOR ALL          VOTES WITHHELD ALL
     -------                     -------------          ------------------
     William G. Beeler          $269,224,030.14           $7,332,557.94
     Charlot R. Cole            $273,843,333.20           $2,713,254.88
     David A. Downs             $273,687,489.60           $2,869,098.48
     Nancy J. Erickson          $274,095,762.09           $2,460,825.99
     Roger D. Grace             $273,905,891.22           $2,650,686.86
     Philip T. Nelson           $271,028,395.18           $5,528,192.90
     Leland A. Strom            $271,404,348.57           $5,152,239.51
     Robert W. Weldon           $272,175,578.79           $4,381,009.29

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Funds vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-245-2100 and the SEC's website at www.sec.gov. Information regarding how the
                                      -----------
Funds voted proxies relating to portfolio securities during the period ending June 30, 2005 is available on the SEC's website at www.sec.gov or by calling the
                                                   -----------
toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Beginning with the Funds' fiscal quarter ending September 30, 2004, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q. The Funds will file Form N-Q for the first and third quarters of each fiscal year. The Funds' Form N-Q are on the SEC's website at www.sec.gov and may be
                                                       -----------
reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Statement of Additional Information (SAI):

The SAI contains more detailed information on all aspects of the Funds. It has been filed with the Securities and Exchange Commission and is incorporated by reference.

To request a free copy of the current SAI please write or call
  COUNTRY Funds
  U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701
  (800) 245-2100

or contact
  COUNTRY Trust Bank
  (309) 821-4600

Information about the Funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may request documents from the SEC, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. To aid you in obtaining this information, the Funds' 1940 Act registration number is 811-10475.

investment and retirement solutions

  COUNTRY Trust Bank
  1705 N. Towanda Ave., PO Box 2020
  Bloomington, IL 61702-2020
  www.countryinvestment.com
  -------------------------

SEC file # 811-10475

COUNTRY MUTUAL FUNDS TRUST
COUNTRY Growth Fund
COUNTRY Balanced Fund
COUNTRY Tax Exempt Bond Fund
COUNTRY Short-Term Bond Fund
COUNTRY Bond Fund

BOARD OF TRUSTEES
Philip T. Nelson
William G. Beeler
Charlot R. Cole
David A. Downs
Nancy J. Erickson
Roger D. Grace
Leland A. Strom
Robert W. Weldon

OFFICERS
Philip T. Nelson, President
Bruce D. Finks, Vice President
Robert W. Rush Jr., Vice President
Richard L. Guebert, Jr., Vice President
John D. Blackburn, Vice President
Robert J. McDade, Vice President
Paul M. Harmon, Secretary
Kurt F. Bock, Treasurer
Peter J. Borowski, Controller
Barbara L. Mosson, Chief Compliance Officer

INVESTMENT ADVISOR
COUNTRY Trust Bank
Bloomington, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
COUNTRY Trust Bank
1705 N. Towanda Ave.
Bloomington, Illinois  61702-2020
www.countryinvestment.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

GENERAL COUNSEL
Paul M. Harmon, Esq.
Office of the General Counsel
Bloomington, Illinois

This Report has been prepared for the general information of shareholders of the Funds and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning the sales charge and other pertinent information.

(COUNTRY MUTUAL FUNDS LOGO)

                                                              F30-113-06 (02/06)

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  COUNTRY Mutual Funds Trust
                   ---------------------------------------

     By (Signature and Title) /s/ Phillip Nelson
                              ----------------------------
                              Phillip T. Nelson, President

     Date  2/21/06
           -----------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Phillip Nelson
                              ----------------------------
                              Phillip T. Nelson, President

     Date  2/21/06
           -----------------------------------------------

     By (Signature and Title) /s/ Kurt F. Bock
                             -----------------------------
                             Kurt F. Bock, Treasurer

     Date  2/21/06
           -----------------------------------------------